UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2011

Item 1.  Report to Stockholders.

[Calvert VP SRI Strategic Portfolio]

[Calvert VP Money Market Portfolio]

[Calvert VP Small Cap Growth Portfolio]

[Calvert VP Income Portfolio]

[Calvert VP SRI Balanced Portfolio]

[Calvert VP SRI Equity Portfolio]

[Calvert VP SRI Mid Cap Growth Portfolio]

Calvert VP SRI Strategic Portfolio

Annual Report

December 31, 2011

Calvert INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI STRATEGIC PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Thornburg Investment Management, Inc., Subadvisor

Performance

Calvert VP SRI Strategic Portfolio returned -12.82% for the one-year period ended December 31, 2011 versus the S&P 500 Index’s total return of 2.11%. Stock selection was the main driver of underperformance, although sector allocation detracted as well.

Investment climate

The year was dominated by macroeconomic news related to political unrest in North Africa and the Middle East, uncertainty surrounding the European debt crisis, and continued gridlock in Washington--all of which plagued equity markets. After a volatile summer, markets rebounded in October with announcement of a rescue plan for Europe’s debt problems. However, volatility returned in force in November and December as investors fled risky assets. U.S. markets fared better than global markets, supported at the end of the year by signs of improvement in the economy and strong corporate earnings.

As bottom-up stock pickers, “theme-driven” markets are more challenging. In these environments, valuations can be driven by momentum instead of fundamentals for long periods of time. As such, rewards from identifying market mispricings may prove to be more difficult.

Portfolio strategy

Underperformance was mainly due to poor stock selection, especially in the Financials, Health Care, and Information Technology sectors. However, we remain convinced that current valuations and the slow but building U.S. economic recovery mean these holdings are well-positioned to perform better in 2012.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.11)

One year	-12.82%
Five year	-2.50%
Ten year	0.85%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.92%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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Our bottom-up research approach means we are often overweight or underweight different sectors within the Portfolio relative to the S&P 500 Index. While sector positioning can hurt over shorter time frames, the long-term impact of relative sector weights is diminished by our three-basket approach, which focuses on selecting investment opportunities from stocks we classify as Basic Value, Consistent Earners, or Emerging Franchises. In 2011, we were overweighted in every sector relative to the Index except for Utilities, Industrials, and Consumer Staples. The largest overweights were in Financials, Health Care, and Information Technology.

Top performance contributors included Health Care stocks such as Gilead Sciences and Roche Holdings. Oil price volatility, increased production, and strong 2012 growth prospects helped ExxonMobil, Sandridge Energy, Marathon Oil, and ConocoPhillips. We also saw strong performance in Information Technology companies such as Google, Dell, and Yahoo. Yet ING Groep was the year’s top contributor to return, mainly due to strong first quarter earnings and our timely exit prior to the challenging summer period.

% of total
Economic sectors	Investments

Communications	0.7%
Consumer Discretionary	14.0%
Energy	11.9%
Financials	17.1%
Health Care	15.1%
Industrials	2.8%
Information Technology	25.4%
Materials	2.9%
Telecommunication Services	4.4%
Time Deposit	5.7%
Total	100%

Detractors for the year were concentrated in the Financials sector, with Bank of America, Genworth Financial, Goldman Sachs, Hartford and JPMorgan Chase all among the worst performers. Information Technology companies MEMC Electronic Materials and Corning were also major detractors, largely due to weakness in the semi-conductor industry.

While our 2011 performance was disappointing, we are excited about the prospects for our holdings in the year ahead. To illustrate this, let’s look at three stocks that underperformed last year but which we believe have more positive outlooks for 2012.

Weak global demand for steel caused U.S. Steel to decline throughout most of the year and it was the second worst performer for the Portfolio. However, we have increased our position because we believe it is well-positioned to benefit from the U.S. economic recovery and should become increasingly competitive globally due to rising wages in emerging markets and a weaker U.S. dollar. Its locally produced steel is now less expensive than imported material. We also believe history is on our side: U.S. Steel rose over 300% in 13 months after it bottomed out in March 2009 and we believe the valuation and fundamentals are even more attractive today.

While the office supply sector stumbled last year in the weak U.S. economy, the recovery should boost spending from corporate and consumer markets for Office Max and Office Depot in 2012. Staples remains the top provider of office supplies both online and off, but Office Max and Office Depot have improved their online delivery services and expense controls, which improved margins over the past few quarters. However, the principal reason we are optimistic is the potential for Office Max and Office Depot to combine and become even larger than Staples, especially if the economic recovery continues at the current sluggish pace. Although that outcome is not assured, we increased our positions in both companies during the period.

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Outlook

Heading into 2012, markets remain vulnerable to European debt woes and the outlook for the global economy. Over the past two years, investors sought to reduce risk but should return to equities when volatility declines, although they may be skeptical that volatility will ever decrease right now. While understandable, market volatility over the past century has always returned to normal within a relatively short time after hitting levels similar to our recent experiences.

Currently, stocks with exposure to the economic cycle, financial leverage, or headline risk appear extremely discounted. We believe there is potential for recovery in many of our holdings that experienced significant valuation compression during 2011 with little or no fundamental deterioration. In the basic value category, we believe we have found specific companies with compelling promise and discounts. We feel our consistent earners category holds greater promise at a discount than Consumer Staples, the S&P 500 Index’s top performing sector in 2011. In short, our consistent earners are expected to grow faster, yet are cheaper.

Overall, the value of equities relative to fixed income is the best it has been in decades, so money should flow to stocks when confidence returns. The 6.5% real earnings yield (taking inflation into account) of the S&P 500 Index today looks very attractive relative to real 10-year government bond yields, which are slightly negative, or real Baa corporate bond yields, which are just over 3%. After a decade of weak returns for equities, individual investor expectations may have soured on the future prospects of this investment class. But keep in mind that the moment when enthusiasm for equities is the least--and we think we’re close today--the potential for subsequent returns will be high.

January 2012

The following companies representing the following percentages of Portfolio net assets at December 31, 2011: Gilead Sciences 4.90%, Roche Holdings 0.00%, ExxonMobil 5.16%, Sandridge Energy 3.32%, Marathon Oil 0%, ConocoPhillips 0%, Google 4.75%, Dell 2.21%, Yahoo 3.12%, ING Groep 0%, Bank of America 2.11%, Genworth Financial 1.52%, Goldman Sachs 0%, Hartford 2.20%, JPMorgan Chase 3.75%, MEMC Electronic Materials 1.29%, Corning 1.93%, U.S. Steel 2.84%, Staples 4.43%, Office Max 0.50% and Office Depot 0.74%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11
Actual	$1,000.00	$828.30	$4.47

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.32	$4.94

* Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Strategic Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Strategic Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Strategic Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 93.7%	SHARES	VALUE
Biotechnology - 4.9%
Gilead Sciences, Inc.*	77,400	$3,167,982

Capital Markets - 4.0%
Charles Schwab Corp	233,100	2,624,706

Communications Equipment - 1.0%
Juniper Networks, Inc.*	31,307	638,976

Computers & Peripherals - 8.2%
Apple, Inc.*	3,600	1,458,000
Dell, Inc.*	97,500	1,426,425
Hewlett-Packard Co	94,200	2,426,592
		5,311,017

Diversified Financial Services - 5.9%
Bank of America Corp.	245,700	1,366,092
JPMorgan Chase & Co.	72,900	2,423,925
		3,790,017

Diversified Telecommunication Services - 1.8%
Level 3 Communications, Inc.*	67,053	1,139,230

Electronic Equipment & Instruments - 1.9%
Corning, Inc.	96,075	1,247,054

Health Care Equipment & Supplies - 4.5%
Alere, Inc.*	55,207	1,274,730
Varian Medical Systems, Inc.*	24,715	1,659,118
		2,933,848

Health Care Providers & Services - 1.4%
Community Health Systems, Inc.*	53,224	928,759

Hotels, Restaurants & Leisure - 2.3%
Life Time Fitness, Inc.*	31,340	1,465,145

Household Durables - 1.3%
PulteGroup, Inc.*	139,100	877,721

Industrial Conglomerates - 2.8%
General Electric Co	101,095	1,810,611

Insurance - 7.2%
Genworth Financial, Inc.*	149,900	981,845
Hartford Financial Services Group, Inc	87,900	1,428,375
MetLife, Inc.	72,900	2,273,022
		4,683,242

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Internet Software & Services - 7.9%
Google, Inc.*	4,759	$3,073,838
Yahoo!, Inc.*	125,100	2,017,863
		5,091,701

IT Services - 2.3%
Amdocs Ltd.*	51,400	1,466,442

Life Sciences - Tools & Services - 4.3%
Thermo Fisher Scientific, Inc.*	61,531	2,767,049

Metals & Mining - 2.8%
United States Steel Corp.	69,500	1,838,970

Oil, Gas & Consumable Fuels - 11.9%
Apache Corp.	24,531	2,222,018
Exxon Mobil Corp	39,370	3,337,001
SandRidge Energy, Inc.*	262,905	2,145,305
		7,704,324

Semiconductors & Semiconductor Equipment - 2.2%
MEMC Electronic Materials, Inc.*	211,176	832,033
ON Semiconductor Corp.*	77,450	597,914
		1,429,947

Software - 2.0%
Microsoft Corp.	49,600	1,287,616

Specialty Retail - 10.4%
Best Buy Co., Inc	48,800	1,140,456
Office Depot, Inc.*	221,800	476,870
OfficeMax, Inc.*	71,100	322,794
Staples, Inc	206,300	2,865,507
The Gap, Inc.	102,400	1,899,520
		6,705,147

Wireless Telecommunication Services - 2.7%
KDDI Corp. (ADR)	107,600	1,732,360

Total Equity Securities (Cost $67,436,608)		60,641,864

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	PRINCIPAL
CORPORATE BONDS - 0.7%	AMOUNT	VALUE
Level 3 Communications, Inc., 6.50%, 10/1/16	$346,000	$418,141

Total Corporate Bonds (Cost $346,000)		418,141

TIME DEPOSIT - 5.7%
State Street Time Deposit, 0.113%, 1/3/12	3,714,722	3,714,722

Total Time Deposit (Cost $3,714,722)		3,714,722

TOTAL INVESTMENTS (Cost $71,497,330) - 100.1%		64,774,727
Other assets and liabilities, net - (0.1%)		(78,879)
net assets - 100%		$64,695,848

net assets consist of:
Paid-in capital applicable to 4,118,807 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$80,344,037
Undistributed net investment income		69,167
Accumulated net realized gain (loss) on investments		(8,994,753)
Net unrealized appreciation (depreciation) on investments		(6,722,603)

net assets		$64,695,848

net asset value Per share		$15.71

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $34,317)	$1,185,202
Interest income	26,092
Total investment income	1,211,294

Expenses:
Investment advisory fee	752,301
Transfer agent fees and expenses	15,049
Accounting fees	15,970
Directors’ fees and expenses	15,254
Administrative fees	50,153
Custodian fees	23,986
Reports to shareholders	43,340
Professional fees	27,218
Miscellaneous	9,425
Total expenses	952,696
Reimbursement from Advisor	(9,059)
Fees paid indirectly	(243)
Net expenses	943,394

Net Investment Income	267,900

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	12,221,227
Change in unrealized appreciation (depreciation)	(18,574,288)

Net Realized and Unrealized Gain
(loss) on Investments	(6,353,061)

Increase (Decrease) In Net Assets
resulting from operations	($6,085,161)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$267,900	$503,553
Net realized gain (loss)	12,221,227	8,270,399
Change in unrealized appreciation (depreciation)	(18,574,288)	3,703,659

Increase (decrease) In net assets
resultIng from oPeratIons	(6,085,161)	12,477,611

Distributions to shareholders from:
Net investment income	(351,829)	(509,592)
Total distributions	(351,829)	(509,592)

Capital share transactions:
Shares sold	8,820,370	12,070,283
Reinvestment of distributions	351,828	509,621
Shares redeemed	(71,120,929)	(18,058,401)
Total capital share transactions	(61,948,731)	(5,478,497)

Total Increase (decrease) In net assets	(68,385,721)	6,489,522

Net Assets
Beginning of year	133,081,569	126,592,047
End of year (including undistributed net investment
income of $69,167 and $153,096, respectively)	$64,695,848	$133,081,569

Capital Share Activity
Shares sold	515,343	726,697
Reinvestment of distributions	22,438	28,125
Shares redeemed	(3,762,033)	(1,109,603)
Total capital share activity	(3,224,252)	(354,781)

See notes to finanical statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP SRI Strategic Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Port-

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folio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$60,641,864	—	—	$60,641,864
Corporate debt	—	$418,141	—	418,141
Other debt obligations	—	3,714,722	—	3,714,722
TOTAL	$60,641,864	$4,132,863	—	$64,774,727

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date.

Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least an-

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nually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-ates. For its services, the Advisor receives an annual fee, payable monthly, of .75% of the Portfolio’s average daily net assets. Under the terms of the agreement, $40,931 was payable at year end. In addition, $6,949 was payable at year end for operating expenses paid by the Advisor during December 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the

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agreement, $2,729 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $13,475 for the year ended December 31, 2011. Under the terms of the agreement, $689 was payable at year end. Boston Financial Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $72,221,936 and $133,601,374, respectively.

Capital loss carryforwards

Expiration date
31-Dec-16	($3,304,975)
31-Dec-17	(4,955,593)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$351,829	$509,592
Total	$351,829	$509,592

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As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,545,400
Unrealized (depreciation)	(11,002,188)
Net unrealized appreciation/(depreciation)	($7,456,788)
Undistributed ordinary income	$69,167
Capital loss carryforward	($8,260,568)

Federal income tax cost of investments	$72,231,515

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$262,144	1.40%	$3,789,462	June 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011 (z)	2010	2009
Net asset value, beginning	$18.12	$16.45	$11.60
Income from investment operations:
Net investment income	.05	.07	.20
Net realized and unrealized gain (loss)	(2.37)	1.67	4.84
Total from investment operations	(2.32)	1.74	5.04
Distributions from:
Net investment income	(.09)	(.07)	(.19)
Total distributions	(.09)	(.07)	(.19)
Total increase (decrease) in net asset value	(2.41)	1.67	4.85
Net asset value, ending	$15.71	$18.12	$16.45

Total return*	(12.82%)	10.58%	43.44%
Ratios to average net assets: A
Net investment income	.27%	.41%	1.50%
Total expenses	.95%	.92%	.93%
Expenses before offsets	.94%	.92%	.93%
Net expenses	.94%	.92%	.93%
Portfolio turnover	74%	85%	76%
Net assets, ending (in thousands)	$64,696	$133,082	$126,592

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$20.55	$21.01
Income from investment operations:
Net investment income		.14	.16
Net realized and unrealized gain (loss)		(8.45)	1.31
Total from investment operations		(8.31)	1.47
Distributions from:
Net investment income		(.15)	(.15)
Net realized gain		(.49)	(1.78)
Total distributions		(.64)	(1.93)
Total increase (decrease) in net asset value		(8.95)	(.46)
Net asset value, ending		$11.60	$20.55

Total return*		(40.41%)	6.96%
Ratios to average net assets: A
Net investment income		.94%	.85%
Total expenses		.94%	.93%
Expenses before offsets		.94%	.93%
Net expenses		.92%	.91%
Portfolio turnover		77%	80%
Net assets, ending (in thousands)		$81,260	$114,910

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related

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to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the three- and five-year periods ended June 30, 2011 and performed below the median of its peer group for the one-year period ended June 30, 2011. The data also indicated that the Portfolio had outperformed its Lipper index for the three- and five-year periods ended June 30, 2011 and underperformed its Lipper index for the one-year period ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s more recent underperformance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was at the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In

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addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the

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Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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DIRECTOR AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Money Market Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

AMERITAS MONEY MARKET PORTFOLIO ANNUAL REPORT 2

CALVERT VP MONEY MARKET PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

Performance

For the 12-month period ended December 31, 2011, Calvert VP Money Market Portfolio returned 0.01%. Its benchmark index, the Lipper VA Money Market Funds Average, returned -0.03% for the same period.

Investment climate

While 2011 was not as traumatic as 2008, it was a challenging year filled with volatile markets and headline surprises. Events unfolded in a fashion broadly similar to those of 2010. The pace of U.S. economic growth was relatively strong early in the year and interest rates on medium term Treasuries rose to about 3.5% during the first half of the year, similar to rates early in 2010. As 2011 progressed, intensification of the euro-area crisis did much to dampen the fragile confidence of investors, consumers, and corporate managers. Major central banks responded to the crisis by easing their monetary policies, as they had during 2010. However, unlike 2010, the euro-area crisis worsened. Concerns about sovereign debt spread to Italy, the third-largest government borrower in the world. The country came under severe attack in the markets, and its bond yields soared above those of troubled Spain. Events in the eurozone were punctuated by two additional crises that temporarily unhinged markets and negatively affected attitudes. First, in March, Japan suffered an earthquake and tsunami that had significant economic consequences. Then, in July, the United States government nearly defaulted on its debt.

By the end of 2011, the pace of U.S. economic growth was forecast to be 1.7%, which was significantly slower than the growth rate of 2.8% at the end of 2010.1 Slower year-over-year growth meant that the actual output of the economy lagged its potential. The gap between actual and potential economic output remains extraordinarily wide. On a more positive note, despite the turmoil of 2011, the United States did not slide toward deflation. In fact, consumer price index inflation rates rose for the year with the core rate expected to be 2.2% at the end of the year. This was slightly higher than 0.8% at the end of 2010.2 The unemployment rate fell to 8.5% in December from 9.4% earlier in the year,3 and the monthly pace of job creation was steady albeit modest.

AVERAGE ANNUAL TOTAL RETURN
(period ended 12.31.11)

One year	0.01%
Five year	1.79%
Ten year	2.05%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.

The investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com/institutional-VP-performance.html for current performance data.

as of
7-Day Simple/Effective Yield	12.31.11
Money Market Portfolio	0.01% / 0.01%

% of total
Investment allocation	Investments

Time Deposit	0.2%
Variable Rate Demand Notes	81.0%
U.S. Government Agencies and
Instrumentalities	18.8%
Total	100%

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Longer-maturity U.S. Treasury yields fell sharply during the year in response to the euro-area crisis and two significant monetary easing efforts by the Federal Reserve (Fed). In August, the Fed signaled that money-market rates would remain pinned near zero percent until at least mid-2013. Then, in September the central bank announced a program to buy long-maturity Treasury securities to hold interest rates low and force investors to take more risk in securities such as stocks and corporate bonds. These policies helped freeze shorter-maturity yields and keep longer-maturity yields extremely low.

Over the year, the yield on three-month Treasury bills fell 10 basis points (a basis point is 0.01 percentage points) to 0.02%, while the yield on 10-year Treasury notes fell 141 basis points to 1.89%.4 For 2011, 30-year Treasury bonds posted a total return of over 30%. It was one of the best calendar-year performances ever in the 44-year history of that maturity. Interest rates on bonds in the private sector fell in sympathy with Treasuries, but not as steeply. The average yield on Moody’s Baa-rated corporate bonds fell by 91 basis points to 5.16%. The average interest rate on Freddie Mac 30-year mortgage bonds also dropped 91 basis points to a record low of 3.95%. The Bond Buyer yield on an index of municipal general obligation bonds fell by 107 basis points, finishing the year at 3.88%. Total returns in the non-Treasury sectors of the U.S. bond market were attractive for the year, but significantly lagged the strong returns of long-term Treasuries.

PORTFOLIO STRATEGY

During 2011, we continued to invest in variable-rate demand notes as well as a combination of variable- and fixed-rate U.S. government agency securities with maturities of up to one year. The variable-rate demand notes generally reset to market rates each week. They provided liquidity and stability of principal, which are two of the main objectives of the Portfolio. Historically, these investments have provided a competitive level of income relative to other money-market securities.

Although money-market rates remained at historic lows during the year, our strategy performed well. Our Portfolio, like other money-market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940. These guidelines influence credit quality, maturity, and liquidity standards. Calvert applies additional diversification guidelines to further limit risk.

OUTLOOK

As we enter 2012, the euro-area crisis still looms over the markets. This phase of the crisis may come to a head in the early months of 2012, as Italy must refinance a large amount of maturing debt from February through April. We expect the early months of 2012, in particular, to offer the potential for bouts of elevated financial market volatility. This would, at least temporarily, tend to press Treasury yields even lower.

In the United States, there is evidence that the economy is strengthening. The U.S. financial system is in better condition than the European system, and may be able to weather a big storm in the euro area. If the storm is severe, the Fed has a proven set of tools to cope with clogged credit markets and has room to further expand its balance sheet. Despite a complete failure of federal leaders to set the United States on a path to long-term deficit reduction, the Treasury Department has a window to continue to borrow at very low interest rates if the country needs to finance its way out of a banking crisis again. We do not, however, anticipate a repeat of the 2008 experi-

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ence in the United States. We expect the pace of economic growth and inflation to remain modest to average as the country continues to move through the long recovery cycle that is typical after severe financial crises.

The Federal Reserve is expected to keep the target federal funds rate between zero and 25 basis points, at least until mid-2013. When short-term money market rates eventually begin to increase, the variable-rate demand notes held in the Portfolio should react immediately, helping our investors benefit as quickly as possible from changes in short-term rates.

January 2012

1. Wall Street Journal Economic Forecasting Survey

2. Philadelphia Federal Reserve Bank Survey of Professional Forecasters

3. Bureau of Labor Statistics

4. Interest rate data from the Federal Reserve

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$1,000.05	$1.18

Hypothetical (5% return per year before expenses)	$1,000.00	$1,024.02	$1.20

* Expenses are equal to the Fund’s annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Money Market Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Money Market Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Money Market Portfolio as of December 31, 2011 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - 81.0%	AMOUNT	VALUE
2880 Stevens Creek LLC, 0.60%, 11/1/33, LOC: Bank of the West (r)	$2,885,000	$2,885,000
Allegheny County Pennsylvania Hospital Development Authority Revenue,
0.10%, 7/15/28, CEI: Fannie Mae (r)	200,000	200,000
Cassia County Industrial Development Corp. Revenue, 0.30%, 8/1/26, LOC: RaboBank (r)	3,000,000	3,000,000
CIDC-Hudson House LLC New York Revenue, 0.65%, 12/1/34,
LOC: Hudson River Bank, C/LOC: FHLB (r)	450,000	450,000
Collier County Florida Finance Authority MFH Revenue, 0.11%, 7/15/34, CEI: Fannie Mae (r)	1,100,000	1,100,000
Colorado State HFA Revenue, 0.10%, 10/15/16, CEI: Fannie Mae (r)	200,000	200,000
Columbia Alabama Industrial Development Board Pollution Control Revenue,
0.08%, 6/1/22, GA: Alabama Power Co. (r)	2,000,000	2,000,000
Congress/Commons LLC, 0.39%, 12/1/50, LOC: First Chicago Bank, C/LOC: FHLB (r)	2,000,000	2,000,000
Crawfordsville Indiana MFH Revenue, 0.35%, 1/1/33, CEI: FHLB (r)	785,000	785,000
District of Columbia Revenue, 0.19%, 4/1/38, LOC: PNC Bank (r)	265,000	265,000
Erie County New York IDA Revenue, 0.33%, 4/1/32, LOC: HSBC USA (r)	1,560,000	1,560,000
Fairpoint Regional Utility System, 1.24%, 3/1/24, LOC: Hancock Bank, C/LOC: FHLB (r)	2,700,000	2,700,000
Gillette Wyoming Pollution Control Revenue, 0.08%, 1/1/18, LOC: Barclays Bank (r)	3,100,000	3,100,000
Goshen Indiana Economic Development Revenue, 0.10%, 10/1/42, LOC: JPMorgan Chase Bank (r)	900,000	900,000
Hayward California MFH Revenue, 0.18%, 5/1/38, CEI: Freddie Mac (r)	1,195,000	1,195,000
HBPWH Building Co., 0.27%, 11/1/22, LOC: Wells Fargo Bank (r)	850,000	850,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.34%, 8/1/24,
LOC: Comerica Bank (r)	945,000	945,000
Illinois State Development Finance Authority Revenue, 0.11%, 6/1/19,
LOC: Northern Trust Co. (r)	905,000	905,000
Illinois State Toll Highway Authority Revenue:
0.07%, 7/1/30, LOC: Northern Trust Co. (r)	2,000,000	2,000,000
0.09%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	2,000,000	2,000,000
Kansas City Missouri IDA & MFH Revenue, 0.12%, 9/15/32, CEI: Fannie Mae (r)	450,000	450,000
Kansas State Development Finance Authority MFH Revenue,
0.10%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000
Legacy Park LLC, 0.39%, 1/1/58, LOC: Fifth Third Bank (r)	1,500,000	1,500,000
Massachusetts Development Finance Agency Revenue, 0.24%, 9/1/16, LOC: TD Bank (r)	820,000	820,000
Meridian Ranch Colorado Metropolitan District GO, 0.14%, 12/1/38, LOC: US Bank (r)	990,000	990,000
Michigan State Hospital Finance Authority Revenue, 0.10%, 3/1/30, LOC: Comerica Bank (r)	400,000	400,000
Michigan Strategic Fund Revenue, 0.63%, 9/1/22, LOC: Bank of America (r)	760,000	760,000
Mississippi State Business Finance Corp. Revenue:
0.09%, 3/1/17, LOC: PNC Bank (r)	160,000	160,000
0.39%, 12/1/39, LOC: Midland State Bank, C/LOC: FHLB (r)	1,700,000	1,700,000
Montgomery County Maryland Housing Opportunities Commission Revenue,
0.09%, 12/1/30, CEI: Fannie Mae (r)	700,000	700,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue,
0.08%, 6/1/34, LOC: U.S. Bank (r)	1,077,000	1,077,000
Nevada State Housing Division Revenue, 0.10%, 4/15/39, CEI: Fannie Mae (r)	1,200,000	1,200,000
New Britain Connecticut GO Revenue, 0.37%, 2/1/26, LOC: JP Morgan Chase Bank (r)	115,000	115,000
New York City Housing Development Corp. MFH Revenue,
0.09%, 1/1/40, CEI: Freddie Mac (r)	900,000	900,000
New York State Dormitory Authority Revenue, 0.06%, 7/1/38, LOC: TD Bank (r)	1,000,000	1,000,000
New York State HFA Revenue:
0.08%, 5/15/37, CEI: Fannie Mae (r)	300,000	300,000
0.18%, 5/1/42, LOC: Wells Fargo Bank (r)	620,000	620,000
New York State MMC Corp. Revenue, 0.65%, 11/1/35, LOC: JPMorgan Chase Bank (r)	1,880,000	1,880,000
Northwest University, 0.25%, 9/1/18, LOC: Bank of America (r)	1,750,000	1,750,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - cont’d	AMOUNT	VALUE
Osprey Property Co., LLC, 0.22%, 6/1/27, LOC: Wells Fargo Bank (r)	$400,000	$400,000
Overseas Private Investment Corp., 0.07%, 6/15/31, GA: US Government (r)	2,000,000	2,000,000
Palm Beach County Florida Revenue, 0.14%, 1/1/34, LOC: TD Bank (r)	970,000	970,000
Rathbone LLC, 0.33%, 1/1/38, LOC: Comerica Bank (r)	1,450,000	1,450,000
Rex Lumber LLC, 0.25%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,020,000	1,020,000
Rhode Island State Health & Educational Building Corp. Revenue,
0.26%, 12/1/31, LOC: RBS Citizens (r)	620,000	620,000
Rhode Island Student Loan Authority Revenue, 0.18%, 6/1/48, LOC: State Street Bank (r)	2,500,000	2,500,000
Shawnee Kansas Private Activity Revenue, 0.60%, 12/1/12, LOC: JPMorgan Chase Bank (r)	185,000	185,000
South Dakota State MFH Development Authority Revenue, 0.10%, 1/1/44, CEI: Freddie Mac (r)	820,000	820,000
Terre Haute Indiana Revenue, 0.35%, 8/1/36, LOC: Sovereign Bank (r)	2,915,000	2,915,000
Tucson Arizona IDA Revenue, 0.10%, 1/15/32, CEI: Fannie Mae (r)	1,065,000	1,065,000
Vermont State Educational & Health Buildings Financing Agency Revenue,
0.20%, 6/1/22, LOC: Chittenden Trust Co., C/LOC: Wells Fargo Bank (r)	880,000	880,000
Warrior Roofing Manufacturing of Georgia LLC,
0.50%, 12/15/34, LOC: Bank of Tuscaloosa, C/LOC: FHLB (r)	1,495,000	1,495,000
Wilkes-Barre Pennsylvania GO, 0.22%, 11/1/25, LOC: PNC Bank (r)	2,640,000	2,640,000

Total Variable Rate Demand Notes (Cost $64,722,000)		64,722,000

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 8.7%
Fannie Mae Discount Notes, 6/18/12	3,000,000	2,997,606
Federal Home Loan Bank:
0.30%, 9/10/12	2,000,000	2,000,000
0.375%, 10/3/12	2,000,000	2,000,000

Total U.S. Government Agencies and Instrumentalities (Cost $6,997,606)		6,997,606

U.S. TREASURY - 10.1%
United States Treasury Notes:
1.375%, 3/15/12	1,000,000	1,002,700
0.375%, 8/31/12	3,000,000	3,004,562
4.125%, 8/31/12	1,000,000	1,026,386
4.25%, 9/30/12	1,000,000	1,030,536
0.375%, 10/31/12	2,000,000	2,003,393

Total U.S. Treasury (Cost $8,067,577)		8,067,577

TIME DEPOSIT - 0.2%
State Street Time Deposit, 0.113%, 1/3/12	164,518	164,518

Total Time Deposit (Cost $164,518)		164,518

TOTAL INVESTMENTS (Cost $79,951,701) - 100.0%		79,951,701
Other assets and liabilities, net - (0.0%)		(39,928)
net assets - 100%		$79,911,773

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Net Assets consist of:
Paid-in capital applicable to 79,955,014 shares of common stock outstanding;
$0.01 par value, 2,000,000,000 shares authorized	$79,911,383
Undistributed net investment income	390

Net Assets	$79,911,773

Net Asset Value Per Share	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Explanation of Guarantees:

C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Investment
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2011

NET INVESTMENT INCOME
Investment Income:
Interest income	$226,594

Expenses:
Investment advisory fee	162,903
Transfer agency fees and expenses	12,219
Accounting fees	13,009
Directors’ fees and expenses	12,336
Administrative fees	40,726
Custodian fees	26,990
Reports to shareholders	26,919
Professional fees	25,351
Miscellaneous	14,486
Total expenses	334,939
Reimbursement from Advisor	(117,469)
Fees paid indirectly	(149)
Net expenses	217,321

net Investment Income	9,273

Realized Gain (Loss) on Investments
Net realized gain (loss)	—

Net Realized Gain (Loss)
on Investments	—

Increase (Decrease) In net assets
resulting from operations	$9,273

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	years ended	year ended
	December 31,	December 31,
Increase (Decrease) In net assets	2011	2010
Operations:
Net investment income	$9,273	$87,485

Increase (Decrease) In net assets
resultIng from oPeratIons	9,273	87,485

Distributions to shareholders from:
Net investment income	(8,883)	(87,810)
Net realized gain	—	(2,087)
Total distributions	(8,883)	(89,897)

Capital share transactions:
Shares sold	40,018,214	46,647,305
Reinvestment of distributions	8,972	90,108
Shares redeemed	(45,028,890)	(61,121,328)
Total capital share transactions	(5,001,704)	(14,383,915)

total Increase (Decrease) In net assets	(5,001,314)	(14,386,327)

net assets
Beginning of year	84,913,087	99,299,414
End of year (including undistributed net investment income of $390 and $0, respectively)	$79,911,773	$84,913,087

capital share actIvIty
Shares sold	40,018,214	46,647,305
Reinvestment of distributions	8,972	90,108
Shares redeemed	(45,028,890)	(61,121,328)
Total capital share activity	(5,001,704)	(14,383,915)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Money Market Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In Securities*	level 1	level 2	level 3	total
U.S. government obligations	—	$15,065,183	—	$15,065,183
Variable rate demand notes	—	64,722,000	—	64,722,000
Other debt obligations	—	164,518	—	164,518
TOTAL	—	$79,951,701	—	$79,951,701

*For a complete listing of investments, please refer to the Statement of Net Assets.

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Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,768 was payable at year end. In addition, $1,573 was receivable at year end for reimbursement of operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .38% (.36% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor further voluntarily reimbursed expenses of $43,067 to maintain a positive yield during the year ended December 31, 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the agreement, $3,442 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolios. For its service, CIS received a fee of $10,030 for the year ended December 31, 2011. Under the terms of the agreement, $900 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

The Portfolio may purchase securities from sell to other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2011, such purchase and sale transactions were $55,690,000 and $69,295,000, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$8,883	$87,810
Long term capital gain	—	2,087
Total	$8,883	$89,897

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As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Undistributed ordinary income	$390
Federal income tax cost of investments	$79,951,701

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,495	1.43%	$686,517	November 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31,	December 31,	December 31,
	2011	2010	2009
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0001	.001	.009
Total from investment operations	.0001	.001	.009
Distributions from:
Net investment income	(.0001)	(.001)	(.009)
Net realized gain	—	**	—
Total distributions	(.0001)	(.001)	(.009)
Total increase (decrease) in net asset value	—	—	—
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.10%	.89%
Ratios to average net assets: A
Net investment income	.01%	.09%	.92%
Total expenses	.41%	.38%	.39%
Expenses before offsets	.27%	.36%	.36%
Net expenses	.27%	.36%	.36%
Net assets, ending (in thousands)	$79,912	$84,913	$99,299

		YEARS ENDED
		December 31	December 31,
		2008	2007
Net asset value, at beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.030	.049
Total from investment operations		.030	.049
Distributions from:
Net investment income		(.030)	(.049)
Total distributions		(.030)	(.049)
Total increase (decrease) in net asset value		—	—
Net asset value, ending		$1.00	$1.00

Total return*		3.01%	5.05%
Ratios to average net assets: A
Net investment income		2.97%	4.94%
Total expenses		.37%	.38%
Expenses before offsets		.37%	.37%
Net expenses		.36%	.36%
Net assets, ending (in thousands)		$145,500	$100,005

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.
**	Distribution was less than $.001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board observed that the scope of the services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board conclud-

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ed that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio had outperformed its Lipper index and was above the median of its peer group for the one-, three-, and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were also above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

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In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

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*The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert VP Small Cap Growth Portfolio

Annual Report

December 31, 2011

Calvert INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating
company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor
for the Calvert Funds

Calvert Administrative Services	Calvert Investment Administrative	Administrative services provider for
Company	Services, Inc.	the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SMALL CAP GROWTH PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Eagle Asset Management, Inc., Subadvisor

Performance

Calvert VP Small Cap Growth Portfolio returned -2.02% for the one-year period ended December 31, 2011, versus
-2.91% for the Russell 2000 Growth Index. Stock selection in Consumer Discretionary, Health Care, and Information Technology helped the Portfolio’s relative performance.

Investment climate

Among small-cap funds, growth outperformed value as the Russell 2000 Value Index returned -5.50% for the year. Sector returns in the Russell 2000 Growth Index were scattered during the year, with Consumer Staples (13.4%) and, to a lesser extent, Health Care (2.1%), Telecommunications Services (2.0%), and Financials (0.8%) posting positive absolute returns for the year. Materials (-16.2%) and Energy (-6.2%) were the lowest performers.

Equity markets in 2011 were characterized by violent moves with frequent one-day reversals, prompted by headlines from Europe regarding the sovereign-debt crisis. Slowing growth in China was another major concern. Small-cap consumer discretionary stocks declined modestly, due more to U.S. domestic issues than global concerns since they have little direct exposure to the latter’s land-mines.

Overall, the year was also characterized by a flight to safety, as Treasuries traded at historic highs, large caps trounced small caps, and Utilities and Consumer Staples led the sectors. However, when all was said and done, domestic equity markets were little changed overall.

Average Annual Total Return
(period ended 12.31.11)

One Year	-2.02%
Five year	5.04%
Ten year	3.83%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.17%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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PortfolIo strategy

On a relative basis, the Portfolio outperformed in the Consumer Discretionary, Health Care, and Information Technology sectors due to stock selection. Our top-contributing stocks for the year were Genesco, NetLogic Microsystems, and EMS Technologies.

Apparel retailer Genesco has benefitted from the acquisition of Schuh Group last year and continues to leverage its strong positioning in footwear and headwear (with brands such as Journeys and Lids) to grow earnings while maintaining top market share in a space without any direct competitors. NetLogic, a developer of high-performance processors and circuits for communications and wireless networks, and EMS Technologies, a communications equipment manufacturer for the commercial space, defense, and wireless markets, were both acquired at a large premium during the period.

% of total
Economic Sectors	Investments

Consumer Discretionary	18.3%
Consumer Staples	1.7%
Energy	8.2%
Financials	5.9%
Health Care	19.7%
Industrials	16.7%
Information Technology	22.7%
Materials	6.1%
Time Deposit	0.7%
Total	100%

However, we lagged the benchmark in the Industrials, Materials, and Financials sectors. Our worst-contributing stocks were Meritor, DTS, and WABCO Holdings. Automotive component supplier Meritor was hurt by the downturn in North American trucking, but that is now showing signs of recovery. We believe the historically high average fleet age is also likely to support near-term growth prospects for the company.

DTS, an entertainment technology company that receives roughly one-third of its revenue from Blu-ray sales, lagged as Blu-ray price declines and subsequent demand leveled off in the second half of the year. However, we believe meaningful upside is likely in the long run, as Blu-ray continues to establish itself as the industry standard. WABCO Holdings, which manufactures electromechanical products for commercial trucks and passenger vehicles, had to navigate modest cyclical and European exposure during 2011. But it is leveraging its strong balance sheet and operating efficiency to generate growth in the near-term.

Outlook

We believe the fear clearly evident in investor behavior is at least in part an overreaction to the financial collapse of 2008. Europe will come out of this crisis via the only socially acceptable short-term solution: printing money. In our view, China’s governing body will keep its controlled economy on an even keel. The U.S. Federal Reserve will continue its accommodative monetary policy that should delay the inevitable rise in interest rates and we expect to see modest economic growth.

We also believe the administration will pull out all the stops to create jobs since it is an election year. However, given currently depressed valuations and terrible consumer sentiment, we believe equity markets could have a strong year. It is important to remember that bull markets have not historically started with positive economic news.

With natural gas prices expected to remain depressed for the foreseeable future, we are seeing a rapid shift in U.S. drilling activity toward oil. Against this backdrop, we believe artificial lift pump systems will be the strongest segment of the oil-services industry in 2012. Therefore, we continue to hold an overweight position in Lufkin Industries.

Concerns over global economic activity appear to be factored into current valuations for the Industrial and Materials sectors. Although earnings visibility for most cyclical companies is extremely limited in the current environment, many of these stocks ended 2011 trading close to their historic trough multiples.

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Within both sectors, we remain overweighted to companies with aerospace exposure. Perhaps the biggest surprise in Industrials last year was the unexpected strong orders for Boeing and Airbus commercial aircraft. We believe their production increases provide visible growth opportunities for companies throughout the supply chain, such as Triumph Group, Titanium Metals, and RTI Metals.

Many Health Care industries appear relatively cheap. But the real question is--what will get the sector moving again given the economic and regulatory headwinds it’s facing in the U.S. and Europe? To that end, we have identified stocks that should be largely immune from potential Medicare reimbursement cuts such as cosmetic procedures, air-medical transport (Air Methods), and dental procedures (Sirona Dental Systems). We also continue to invest in Medicaid managed-care companies such as Centene and AMERIGROUP whose cost-savings are viewed as part of the solution rather than the problem.

In Information Technology, we remain focused on secular growth through themes such as security software, Internet-based enterprise applications, consumer adoption of mobile devices, increasing video data traffic, and real-time analytics. We also plan to increase our semiconductor exposure in anticipation of an improving product cycle. Continued acquisition activity is also expected, as companies use their cash to bolster modest growth rates and consolidate strategic assets.

Within the Financial sector, we believe small-cap banks will continue to be challenged by costly regulatory compliance and do not see much light on the housing front until potentially later this year. Therefore, our largest weight remains pawn-shop operators such as Cash America International and Ezcorp.

We have somewhat reduced our exposure to small-cap consumer stocks as both retailers and restaurants will have difficult same-store sales comparisons in 2012. Genesco remains our largest weight and we expect it to continue to do well. With the expected proliferation of new gaming jurisdictions, as well as possible limited approvals of online gaming, we expect both Bally Technologies and Pinnacle Entertainment to prosper as well.

January 2012

As of December 31, 2011, the following companies represent the following percentages of Portfolio net assets: Genesco 4.12%, NetLogic Microsystems 0%, EMS Technologies 0%, Meritor 0.45%, DTS 1.19%, WABCO Holdings 1.41%, Lufkin Industries 3.15%, Boeing 0%, Airbus 0%, Triumph Group 2.10%, Titanium Metals 1.19%, RTI Metals 1.40%, Air Methods 0.88%, Sirona Dental Systems 1.35%, Centene 1.60%, AMERIGROUP 0.96%, Cash America 1.97%, Ezcorp 0.38%, Bally 1.69%, and Pinnacle Entertainment 0.69%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$867.60	$4.80

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.06	$5.19

* Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Small Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the finan-cial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Small Cap Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS DECEMBER 31, 2011

Equity Securities - 100.2%	Shares	Value
Aerospace & Defense - 2.9%
Hexcel Corp.*	7,819	$189,298
Triumph Group, Inc	8,472	495,188
		684,486

Air Freight & Logistics - 0.8%
Atlas Air Worldwide Holdings, Inc.*	4,841	186,040

Airlines - 1.0%
JetBlue Airways Corp.*	44,590	231,868

Biotechnology - 4.2%
BioMarin Pharmaceutical, Inc.*	4,672	160,624
Cepheid, Inc.*	7,496	257,937
Onyx Pharmaceuticals, Inc.*	2,129	93,570
Seattle Genetics, Inc.*	6,048	101,092
Theravance, Inc.*	5,343	118,080
United Therapeutics Corp.*	5,420	256,095
		987,398

Capital Markets - 0.8%
Duff & Phelps Corp.	12,253	177,669

Chemicals - 2.6%
Huntsman Corp	26,866	268,660
Intrepid Potash, Inc.*	6,261	141,686
Quaker Chemical Corp	5,502	213,973
		624,319

Commercial Banks - 0.5%
UMB Financial Corp.	3,425	127,581

Commercial Services & Supplies - 3.1%
GEO Group, Inc.*	18,255	305,771
Waste Connections, Inc.	12,577	416,802
		722,573

Communications Equipment - 0.6%
Riverbed Technology, Inc.*	6,200	145,700

Computers & Peripherals - 0.4%
3D Systems Corp.*	6,316	90,950

Construction & Engineering - 1.0%
Northwest Pipe Co.*	9,939	227,206

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Equity Securities - cont’d	Shares	Value
Construction Materials - 0.9%
Texas Industries, Inc.	6,761	$208,104

Consumer Finance - 2.3%
Cash America International, Inc.	9,931	463,083
Ezcorp, Inc.*	3,420	90,185
		553,268

Diversified Consumer Services - 0.8%
Sotheby’s	6,250	178,313

Diversified Financial Services - 0.5%
KKR Financial Holdings LLC	14,595	127,414

Electrical Equipment - 3.0%
GrafTech International Ltd.*	19,244	262,681
Polypore International, Inc.*	4,860	213,791
Regal-Beloit Corp.	4,318	220,088
		696,560

Electronic Equipment & Instruments - 3.9%
Coherent, Inc.*	7,366	385,021
DTS, Inc.*	10,316	281,008
IPG Photonics Corp.*	3,518	119,154
Universal Display Corp.*	3,739	137,184
		922,367

Energy Equipment & Services - 5.3%
Dril-Quip, Inc.*	1,839	121,043
Lufkin Industries, Inc	11,015	741,420
OYO Geospace Corp.*	5,026	388,660
		1,251,123

Food & Staples Retailing - 1.2%
Fresh Market, Inc.*	7,128	284,407

Health Care Equipment & Supplies - 5.2%
ArthroCare Corp.*	12,205	386,654
Cooper Co.’s, Inc	3,620	255,282
Sirona Dental Systems, Inc.*	7,222	318,057
Thoratec Corp.*	7,903	265,225
		1,225,218

Health Care Providers & Services - 4.6%
Air Methods Corp.*	2,464	208,085
AMERIGROUP Corp.*	3,818	225,567
Catalyst Health Solutions, Inc.*	5,468	284,336
Centene Corp.*	9,493	375,828
		1,093,816

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Equity Securities- cont’d	Shares	Value
Health Care Technology - 3.8%
Allscripts Healthcare Solutions, Inc.*	12,974	$245,728
MedAssets, Inc.*	12,660	117,105
Medidata Solutions, Inc.*	5,550	120,712
Quality Systems, Inc.	11,172	413,252
		896,797

Hotels, Restaurants & Leisure - 6.9%
Bally Technologies, Inc.*	10,068	398,290
BJ’s Restaurants, Inc.*	8,129	368,406
Orient-Express Hotels Ltd.*	22,187	165,737
Pinnacle Entertainment, Inc.*	15,953	162,083
Shuffle Master, Inc.*	44,799	525,044
		1,619,560

Household Durables - 1.0%
Universal Electronics, Inc.*	14,042	236,889

Insurance - 1.2%
Validus Holdings Ltd	8,942	281,673

Internet Software & Services - 0.5%
Monster Worldwide, Inc.*	16,335	129,537

IT Services - 1.6%
Sapient Corp	29,290	369,054

Life Sciences - Tools & Services - 2.2%
Bruker Corp.*	16,821	208,917
ICON plc (ADR)*	7,368	126,066
PAREXEL International Corp.*	8,662	179,650
		514,633

Machinery - 1.9%
Meritor, Inc.*	19,965	106,214
WABCO Holdings, Inc.*	7,648	331,923
		438,137

Metals & Mining - 2.6%
RTI International Metals, Inc.*	14,230	330,278
Titanium Metals Corp.	18,766	281,115
		611,393

Oil, Gas & Consumable Fuels - 3.0%
Cloud Peak Energy, Inc.*	5,873	113,466
Gulfport Energy Corp.*	5,481	161,415
Oasis Petroleum, Inc.*	14,863	432,365
		707,246

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Personal Products - 0.5%
Herbalife Ltd.	2,130	$110,057

Pharmaceuticals - 1.6%
Salix Pharmaceuticals Ltd.*	8,064	385,862

Professional Services - 1.2%
Acacia Research Corp.*	7,612	277,914

Real Estate Investment Trusts - 0.6%
Redwood Trust, Inc.	14,253	145,096

Road & Rail - 1.2%
Landstar System, Inc.	5,960	285,603

Semiconductors & Semiconductor Equipment - 3.6%
Cavium, Inc.*	4,265	121,254
Cymer, Inc.*	3,197	159,083
EZchip Semiconductor Ltd.*	4,400	124,652
Teradyne, Inc.*	23,620	321,940
Veeco Instruments, Inc.*	6,145	127,816
		854,745

Software - 11.4%
ANSYS, Inc.*	5,530	316,759
Compuware Corp.*	35,213	292,972
Fortinet, Inc.*	16,383	357,313
Informatica Corp.*	5,698	210,427
NICE Systems Ltd. (ADR)*	9,303	320,488
Opnet Technologies, Inc	3,485	127,795
Progress Software Corp.*	8,091	156,561
QLIK Technologies, Inc.*	11,654	282,027
SuccessFactors, Inc.*	9,282	370,073
TIBCO Software, Inc.*	10,627	254,092
		2,688,507

Specialty Retail - 8.7%
Chico’s FAS, Inc.	11,026	122,830
Genesco, Inc.*	15,712	970,059
GNC Holdings, Inc.*	11,850	343,058
Sally Beauty Holdings, Inc.*	5,111	107,995
Vitamin Shoppe, Inc.*	12,737	507,952
		2,051,894

Textiles, Apparel & Luxury Goods - 1.1%
Steven Madden Ltd.*	7,337	253,127

Total Equity Securities (Cost $20,088,787)		23,604,104

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	PRINCIPAL
TIME DEPOSIT - 0.7%	AMOUNT	VALUE
State Street Time Deposit, 0.113%, 1/3/12	$157,192	$157,192

Total Time Deposit (Cost $157,192)		157,192

TOTAL INVESTMENTS (Cost $20,245,979) - 100.9%		23,761,296
Other assets and liabilities, net - (0.9%)		(206,161)
net assets - 100%		$23,555,135

NET ASSETS CONSIST OF:
Paid-in capital applicable to 550,558 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$20,787,688
Accumulated net realized gain (loss) on investments	(747,870)
Net unrealized appreciation (depreciation) on investments	3,515,317

Net assets	$23,555,135

Net asset value Per share	$42.78

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

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STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment income:
Dividend income	$99,870
Interest income	118
Total investment income	99,988

Expenses:
Investment advisory fee	227,622
Transfer agency fees and expenses	4,018
Accounting fees	4,386
Directors’ fees and expenses	4,138
Administrative fees	13,389
Custodian fees	13,242
Reports to shareholders	13,183
Professional fees	22,734
Miscellaneous	7,615
Total expenses	310,327
Reimbursement from Advisor	(38,967)
Fees paid indirectly	(89)
Net expenses	271,271

Net Investment Income (loss)	(171,283)

Realized and unrealized gain (loss) on investments
Net realized gain (loss)	4,826,268
Change in unrealized appreciation (depreciation)	(5,247,369)

Net realized and unrealized gain
(loss) on Investments	(421,101)

Increase (decrease) In net assets
Resulting from operations	($592,384)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income (loss)	($171,283)	($157,447)
Net realized gain (loss)	4,826,268	6,071,826
Change in unrealized appreciation (depreciation)	(5,247,369)	2,468,865

Increase (decrease) In net assets
resultIng from oPeratIons	(592,384)	8,383,244

Capital share transactions:
Shares sold	2,611,575	3,051,603
Shares redeemed	(6,180,322)	(19,652,717)
Total capital share transactions	(3,568,747)	(16,601,114)

Total increase (decrease) in net assets	(4,161,131)	(8,217,870)

Net assets
Beginning of year	27,716,266	35,934,136
End of year	$23,555,135	$27,716,266

Capital share activity
Shares sold	56,015	84,262
Shares redeemed	(140,301)	(581,043)
Total capital share activity	(84,286)	(496,781)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (“CVS” or the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$23,604,104	—	—	$23,604,104
Other debt obligations		$157,192		157,192
TOTAL	$23,604,104	$157,192	—	$23,761,296

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-ates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio’s average daily net assets. Under the terms of the agreement, $17,028 was payable at year end. In addition, $195 was receivable at year end for reimbursement of operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is 1.02% (1.00% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets. Under the terms of the agreement, $1,002 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,982 for the year ended December 31, 2011. Under the terms of the agreement, $171 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $10,504,352 and $14,203,222, respectively.

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Capital loss carryforwards

Expiration date
31-Dec-17	($674,238)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$5,274,219
Unrealized (depreciation)	(1,832,534)
Net unrealized appreciation/(depreciation)	$3,441,685

Capital loss carryforward	($674,238)

Federal income tax cost of investments	$20,319,611

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and real estate investment trusts.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses and real estate investments trusts.

Undistributed investment income	$171,283
Accumulated net realized gain (loss)	10,758
Paid-in capital	(182,041)

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$13,233	1.43%	$283,923	October 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011	2010 (z)	2009
Net asset value, beginning	$43.66	$31.75	$23.58
Income from investment operations:
Net investment income (loss)	(.31)	(.18)	.03
Net realized and unrealized gain (loss)	(.57)	12.09	8.16
Total from investment operations	(.88)	11.91	8.19
Distibutions from:
Net investment income	—	—	(.02)
Total distributions	—	—	(.02)
Total increase (decrease) in net asset value	(.88)	11.91	8.17
Net asset value, ending	$42.78	$43.66	$31.75

Total return*	(2.02%)	37.51%	34.73%
Ratios to average net assets: A
Net investment income (loss)	(.64%)	(.53%)	.11%
Total expenses	1.16%	1.17%	1.14%
Expenses before offsets	1.01%	1.00%	1.00%
Net expenses	1.01%	1.00%	1.00%
Portfolio turnover	39%	49%	63%
Net assets, ending (in thousands)	$23,555	$27,716	$35,934

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$37.43	$33.48
Income from investment operations:
Net investment income (loss)		(.12)	(.25)
Net realized and unrealized gain (loss)		(13.73)	4.20
Total from investment operations		(13.85)	3.95
Total increase (decrease) in net asset value		(13.85)	3.95
Net asset value, ending		$23.58	$37.43

Total return*		(37.00%)	11.80%
Ratios to average net assets: A
Net investment income (loss)		(.36%)	(.69%)
Total expenses		1.15%	1.10%
Expenses before offsets		1.00%	1.02%
Net expenses		1.00%	1.00%
Portfolio turnover		66%	60%
Net assets, ending (in thousands)		$25,658	$43,181

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Not annualized for periods less than one year.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the

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performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvi-sor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitabil-ity of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might

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realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the overall performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800-368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Income Portfolio

Annual Report
December 31, 2011

Calvert
INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating
company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor
for the Calvert Funds

Calvert Administrative Services	Calvert Investment Administrative	Administrative services provider for
Company	Services, Inc.	the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP INCOME PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

Performance

For the 12-month period ended December 31, 2011, Calvert VP Income Portfolio returned 3.91%. Its benchmark index, the Barclays Capital U.S. Credit Index, returned 8.35% for the same period. The primary driver of underperformance was the Fund’s short relative duration over a period where Treasuries rallied strongly and interest rates declined. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

Investment climate

While 2011 was not as traumatic as 2008, it was a challenging year filled with volatile markets and headline surprises. Events unfolded in a fashion broadly similar to those of 2010. The pace of U.S. economic growth was relatively strong early in the year and interest rates on medium term Treasuries rose to about 3.5% during the first half of the year, similar to rates early in 2010. As 2011 progressed, intensification of the euro-area crisis did much to dampen the fragile confidence of investors, consumers, and corporate managers. Major central banks responded to the crisis by easing their monetary policies, as they had during 2010. However, unlike 2010, the euro-area crisis worsened. Concerns about sovereign debt spread to Italy, the third-largest government borrower in the world. The country came under severe attack in the markets, and its bond yields soared above those of troubled Spain. Events in the eurozone were punctuated by two additional crises that temporarily unhinged markets and negatively affected attitudes. First, in March, Japan suffered an earthquake and tsunami that had significant economic consequences. Then, in July, the United States government nearly defaulted on its debt.

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.11)

One Year	3.91%
Five year	4.67%
Since inception (4.30.02)	5.88%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.92%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 1

By the end of 2011, the pace of U.S. economic growth was forecast to be 1.7%, which was significantly slower than the growth rate of 2.8% at the end of 2010.1 Slower year-over-year growth meant that the actual output of the economy lagged its potential. The gap between actual and potential economic output remains extraordinarily wide. On a more positive note, despite the turmoil of 2011, the United States did not slide toward deflation. In fact, consumer price index inflation rates rose for the year, with the core rate expected to be 2.2% at the end of the year. This was slightly higher than 0.8% at the end of 2010.2 The unemployment rate fell to 8.5% in December from 9.4% earlier in the year,3 and the monthly pace of job creation was steady albeit modest.

% of Total
Economic Sectors	Investments
Asset Backed Securities	3.1%
Basic Materials	3.2%
Communications	6.5%
Consumer Discretionary	0.1%
Consumer, Cyclical	4.5%
Consumer, Non-cyclical	4.4%
Energy	4.2%
Financials	33.5%
Government	20.0%
Industrials	4.5%
Mortgage Securities	3.9%
Technology	2.1%
Time Deposit	8.2%
Utilities	1.8%

Total	100%

Longer-maturity U.S. Treasury yields fell sharply during the year in response to the euro-area crisis and two significant monetary easing efforts by the Federal Reserve (Fed). In August, the Fed signaled that money market rates would remain pinned near zero percent until at least mid-2013. Then, in September the central bank announced a program to buy long-maturity Treasury securities to hold interest rates low and force investors to take more risk in securities such as stocks and corporate bonds. These policies helped freeze shorter-maturity yields and keep longer-maturity yields extremely low.

Over the year, the yield on three-month Treasury bills fell 10 basis points (a basis point is 0.01 percentage points) to 0.02%, while the yield on 10-year Treasury notes fell 141 basis points to 1.89%.4 For 2011, 30-year Treasury bonds posted a total return of over 30%. It was one of the best calendar-year performances ever in the 44-year history of that maturity. Interest rates on bonds in the private sector fell in sympathy with Treasuries, but not as steeply. The average yield on Moody’s Baa-rated corporate bonds fell by 91 basis points to 5.16%. The average interest rate on Freddie Mac 30-year mortgage bonds also dropped 91 basis points to a record low of 3.95%. The Bond Buyer yield on an index of municipal general obligation bonds fell by 107 basis points, finishing the year at 3.88%. Total returns in the non-Treasury sectors of the U.S. bond market were attractive for the year, but significantly lagged the strong returns of long-term Treasuries.

Portfolio strategy

The portfolio was positioned at the start of 2011 in anticipation of rising rates. While Treasury yields did rise through the early weeks of the first quarter, yields generally trended downward through the rest of 2011. Two- and 10-year Treasury yields dropped 34 and 135 basis points, respectively, year-over-year. The portfolio uses Treasury futures to hedge its interest rate position. Security selection also detracted from the portfolio’s relative return. Several of the portfolio’s out-of-benchmark holdings did not perform as well as the bonds in the benchmark did. The benchmark’s holdings were more highly correlated to Treasuries, and benefitted more from the Treasury rally.

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 2

Outlook

As we enter 2012, the euro-area crisis still looms over the markets. This phase of the crisis may come to a head in the early months of 2012, as Italy must refinance a large amount of maturing debt from February through April. We expect the early months of 2012, in particular, to offer the potential for bouts of elevated financial markets volatility. This would, at least temporarily, tend to press Treasury yields even lower.

In the United States, there is evidence that the economy is strengthening. The U.S. financial system is in better condition than the European system, and may be able to weather a big storm in the euro area. If the storm is severe, the Fed has a proven set of tools to cope with clogged credit markets and has room to further expand its balance sheet. Despite a complete failure of federal leaders to set the United States on a path to long-term deficit reduction, the Treasury Department has a window to continue to borrow at very low interest rates if the country needs to finance its way out of a banking crisis again. We do not, however, anticipate a repeat of the 2008 experience in the United States. We expect the pace of economic growth and inflation to remain modest to average as the country continues to move through the long recovery cycle that is typical after severe financial crises.

January 2012

1. Wall Street Journal Economic Forecasting Survey

2. Philadelphia Federal Reserve Bank Survey of Professional Forecasters

3. Bureau of Labor Statistics

4. Interest rate data from the Federal Reserve

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 3

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$1,015.40	$4.22

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP Income Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Income Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Income Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 5

STATEMENT OF NET ASSETS
DECEMBER 31, 2011

	PRINCIPAL
ASSET-BACKED SECURITIES - 3.1%	AMOUNT	VALUE
AmeriCredit Automobile Receivables Trust, 0.32%, 12/6/13 (r)	$191,824	$191,448
Centex Home Equity, 7.36%, 7/25/32 (r)	40,179	3,354
Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37 (e)	250,000	251,000
DT Auto Owner Trust:
2.36%, 4/15/13 (e)	140,000	140,070
0.96%, 1/15/14 (e)	131,178	131,023
1.40%, 8/15/14 (b)(e)	92,243	92,187
Enterprise Mortgage Acceptance Co. LLC, 7.679%, 1/15/27 (e)(r)	254,277	137,310
Fifth Third Auto Trust, 4.81%, 1/15/13	9,106	9,123
Santander Drive Auto Receivables Trust:
1.36%, 3/15/13	42,617	42,640
1.01%, 7/15/13 (e)	266,197	266,114

Total Asset-Backed Securities (Cost $1,310,619)		1,264,269

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.0%
Banc of America Mortgage Securities, Inc., 3.433%, 7/20/32 (r)	32,768	29,383
Countrywide Home Loan Mortgage Pass Through Trust, 0.634%, 6/25/35 (e)(r)	151,873	107,873
Structured Asset Securities Corp., 5.50%, 6/25/35	1,250,000	660,729

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $707,833)		797,985

COMMERICAL MORTGAGE-BACKED SECURITIES - 0.1%
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	42,821	42,999

Total Commercial Mortgage-Backed Securities (Cost $43,498)		42,999

CORPORATE BONDS - 64.3%
Alcoa, Inc., 6.15%, 8/15/20	200,000	207,082
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (r)(x)*	96,336	-
America Movil SAB de CV, 2.375%, 9/8/16	100,000	98,685
American Express Bank FSB, 0.426%, 6/12/12 (r)	110,000	109,588
American Express Credit Corp., 2.80%, 9/19/16	125,000	126,385
American National Red Cross, 5.422%, 11/15/13	335,000	340,316
AmerisourceBergen Corp., 3.50%, 11/15/21	40,000	41,265
Amgen, Inc.:
2.50%, 11/15/16	50,000	50,403
3.875%, 11/15/21	50,000	50,821
5.15%, 11/15/41	50,000	52,191
Anadarko Petroleum Corp., 6.375%, 9/15/17	100,000	115,765
Anheuser-Busch InBev Worldwide, Inc., 1.304%, 3/26/13 (r)	200,000	201,226
APL Ltd., 8.00%, 1/15/24 (b)	400,000	244,000
ArcelorMittal, 5.50%, 3/1/21	200,000	183,311

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 6

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
AT&T, Inc.:
2.95%, 5/15/16	$100,000	$104,874
3.875%, 8/15/21	225,000	239,114
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	531,645
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	200,000	219,446
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	650,000	-
Bank of America Corp.:
4.50%, 4/1/15	200,000	193,188
3.75%, 7/12/16	50,000	46,345
5.625%, 10/14/16	150,000	145,007
Bank of New York Mellon Corp.:
1.70%, 11/24/14	100,000	100,528
2.40%, 1/17/17	50,000	50,134
Bank of Nova Scotia, 1.25%, 11/7/14 (e)	300,000	300,283
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	247,205	271,507
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	100,000	102,773
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	250,000	256,250
Boston Properties LP, 3.70%, 11/15/18	100,000	103,038
Calpine Corp. Escrow*	125,000	-
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	200,000	200,198
Capital One Financial Corp., 4.80%, 2/21/12	200,000	200,767
Cemex SAB de CV, 5.579%, 9/30/15 (e)(r)	300,000	224,405
Citigroup, Inc.:
2.125%, 4/30/12	1,000,000	1,006,004
3.953%, 6/15/16	400,000	398,539
CNOOC Finance 2011 Ltd., 4.25%, 1/26/21 (e)	250,000	256,625
CNPC HK Overseas Capital Ltd., 3.125%, 4/28/16 (e)	250,000	258,649
Colgate-Palmolive Co., 1.30%, 1/15/17	50,000	49,606
Comcast Corp., 6.55%, 7/1/39	400,000	492,122
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	400,000	406,000
CVS Pass-Through Trust:
6.036%, 12/10/28	174,388	182,682
7.507%, 1/10/32 (e)	481,976	557,463
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	200,000	199,661
DDR Corp., 4.75%, 4/15/18	300,000	290,250
Deutsche Bank Capital Trust, 4.901%, 12/29/49 (b)(r)	200,000	120,000
Discover Bank, 8.70%, 11/18/19	300,000	341,617
Dow Chemical Co., 5.25%, 11/15/41	150,000	158,190
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	75,858
Ecolab, Inc., 4.35%, 12/8/21	150,000	161,595
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	300,000	316,880
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	417,000
ERP Operating LP, 4.625%, 12/15/21	100,000	102,813
FMG Resources August 2006 Pty. Ltd., 7.00%, 11/1/15 (e)	300,000	303,000
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	200,000	198,000
5.875%, 8/2/21	200,000	207,500
FUEL Trust, 4.207%, 10/15/22 (e)	200,000	200,446

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 7

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
General Electric Capital Corp.:
3.35%, 10/17/16	$100,000	$104,045
5.625%, 9/15/17	150,000	166,089
5.625%, 5/1/18	200,000	223,613
4.65%, 10/17/21	100,000	104,190
General Motors Corp. Escrow (b)*	500,000	3,750
General Motors Corp. Escrow (b)*	200,000	1,500
Gilead Sciences, Inc., 4.40%, 12/1/21	50,000	53,074
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	400,000	101,000
3.046%, 4/20/10 (e)(r)(y)*	600,000	156,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	100,000	10
Goldman Sachs Group, Inc., 5.25%, 7/27/21	300,000	292,849
Greif, Inc., 6.75%, 2/1/17	200,000	209,000
Hershey Co., 1.50%, 11/1/16	50,000	50,062
Hewlett-Packard Co., 5.40%, 3/1/17	300,000	330,330
International Business Machines Corp.:
0.875%, 10/31/14	300,000	301,027
2.90%, 11/1/21	100,000	102,895
Irwin Land LLC, 5.03%, 12/15/25 (e)	150,000	158,628
Jefferies Group, Inc., 7.75%, 3/15/12	300,000	303,750
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	27
John Deere Capital Corp.:
1.25%, 12/2/14	75,000	75,788
2.00%, 1/13/17	50,000	50,965
Jones Group, Inc., 6.875%, 3/15/19	200,000	180,000
JPMorgan Chase & Co.:
4.40%, 7/22/20	300,000	300,323
4.35%, 8/15/21	250,000	252,448
Kern River Funding Corp., 6.676%, 7/31/16 (e)	35,320	39,830
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	288,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	169,968
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	60,000	63,103
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	109
8.30%, 12/1/37 (e)(m)*	100,000	260
Massachusetts Institute of Technology, 7.25%, 11/2/96	150,000	239,572
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	100,000	96,269
MetLife Institutional Funding II, 0.955%, 12/7/12 (e)(r)	200,000	199,926
Morgan Stanley:
6.25%, 8/28/17	300,000	292,840
5.50%, 7/24/20	200,000	182,315
National Fuel Gas Co., 6.50%, 4/15/18	100,000	113,368
Nationwide Health Properties, Inc., 6.59%, 7/7/38	70,000	81,338
Nova Chemicals Corp., 6.50%, 1/15/12	200,000	200,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	600,000	644,040
O’Reilly Automotive, Inc., 4.625%, 9/15/21	200,000	209,553
Orkney Re II plc, Series B, 6.096%, 12/21/35 (e)(r)(w)*	250,000	-
Overseas Shipholding Group, Inc., 8.125%, 3/30/18	100,000	60,750
Pacific Pilot Funding Ltd., 1.159%, 10/20/16 (e)(r)	82,373	70,097
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	271,564
PNC Funding Corp., 2.70%, 9/19/16	200,000	203,159

www.calvert.com CALVERT VP INCOME PORTFOLIO ANNUAL REPORT 8

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
PPF Funding, Inc., 5.50%, 1/15/14 (e)	$150,000	$153,280
Royal Bank of Canada, 1.45%, 10/30/14	250,000	251,643
Ryder System, Inc., 3.50%, 6/1/17	250,000	256,276
SABMiller plc, 6.50%, 7/15/18 (e)	200,000	238,872
SBA Tower Trust, 4.254%, 4/15/40 (e)	200,000	202,319
Schlumberger Investment SA, 3.30%, 9/14/21 (e)	200,000	204,932
Senior Housing Properties Trust, 8.625%, 1/15/12	200,000	200,427
Skyway Concession Co. LLC, 0.859%, 6/30/17 (b)(e)(r)	150,000	130,500
Southern Power Co., 5.15%, 9/15/41	75,000	79,378
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	250,000	248,750
SSIF Nevada LP, 1.101%, 4/14/14 (e)(r)	200,000	196,843
SunTrust Bank, 0.796%, 8/24/15 (r)	500,000	453,136
Target Corp., 3.875%, 7/15/20	40,000	44,283
Telefonica Emisiones SAU, 5.134%, 4/27/20	500,000	465,603
TIERS Trust:
8.45%, 12/1/17 (b)(e)(n)*	219,620	220
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	114,560
Time Warner Cable, Inc., 5.50%, 9/1/41	200,000	209,957
Time Warner, Inc.:
4.00%, 1/15/22	90,000	92,668
5.375%, 10/15/41	100,000	107,895
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/34 (b)(e)	975,000	186,800
2/15/43 (b)(e)	2,500,000	309,500
2/15/45 (b)(e)	6,590,888	1,045,974
Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	101,414
UnitedHealth Group, Inc.:
3.375%, 11/15/21	50,000	51,699
4.625%, 11/15/41	50,000	52,546
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	410,849
Verizon Communications, Inc.:
3.50%, 11/1/21	250,000	260,463
4.75%, 11/1/41	100,000	108,055
Volkswagen International Finance NV, 0.982%, 4/1/14 (e)(r)	300,000	299,351
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	300,000	252,000
Wal-Mart Stores, Inc., 5.625%, 4/15/41	100,000	128,502
Walt Disney Co.:
0.875%, 12/1/14	50,000	50,306
4.125%, 12/1/41	50,000	51,263
Windsor Petroleum Transport Corp., 7.84%, 1/15/21 (e)	374,822	303,958
Xerox Corp., 5.50%, 5/15/12	150,000	152,558

Total Corporate Bonds (Cost $27,903,210)		26,175,244

MUNICIPAL OBLIGATIONS - 10.9%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.21%, 3/1/13	140,000	146,752
Kern County California PO Revenue Bonds, Zero Coupon:
8/15/19	170,000	117,031
8/15/20	365,000	233,224
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	250,000	253,468
New York City IDA Revenue Bonds, 6.027%, 1/1/46	200,000	169,766
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.411%, 9/1/21	200,000	194,310

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	$495,000	$563,795
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/16	236,000	193,480
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	85,000	91,000
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/22	175,000	94,931
8/1/23	185,000	92,013
8/1/24	200,000	90,840
8/1/25	215,000	89,726
8/1/26	230,000	88,145
San Bernardino County California Financing Authority PO Revenue Bonds, Zero Coupon:
8/1/12	200,000	197,132
8/1/15	251,000	213,393
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	169,688
Schenectady New York Metroplex Development Authority Revenue Bonds, 5.36%, 8/1/16	150,000	169,629
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	170,000	194,441
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.584%, 9/1/27 (e)	250,000	292,027
West Covina California Public Financing Authority Lease Revenue Bonds:
5.41%, 6/1/12	80,000	80,784
6.05%, 6/1/26	750,000	717,735

Total Municipal Obligations (Cost $4,352,434)		4,453,310

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.6%
AgFirst FCB:
6.585% to 6/15/12, floating rate thereafter to 12/31/49 (e)(r)	350,000	229,250
7.30%, 12/31/49 (e)	200,000	201,893
Vessel Management Services, Inc., 5.85%, 5/1/27	176,000	208,989

Total U.S. Government Agencies and Instrumentalities (Cost $739,770)		640,132

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.8%
Fannie Mae:
3.50%, 12/1/99	375,000	385,664
4.00%, 12/1/99	350,000	367,664

Total U.S. Government Agency Mortgage-Backed Securities (Cost $748,230)		753,328

U.S. TREASURY - 7.8%
United States Treasury Bonds, 3.75%, 8/15/41	1,832,000	2,152,314
United States Treasury Notes:
2.125%, 8/15/21	247,000	253,252
2.00%, 11/15/21	765,000	773,606

Total U.S. Treasury (Cost $3,094,697)		3,179,172

FLOATING RATE LOANS (d) - 0.5%
Clear Channel Communications, Inc. Term Loan Tranche B, 3.912%, 1/28/16 (r)	289,208	213,130

Total Floating Rate Loans (Cost $271,133)		213,130

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			PRINCIPAL
TIME DEPOSIT - 8.4%			AMOUNT	VALUE
State Street Time Deposit, 0.113%, 1/3/12			$3,405,617	$3,405,617

Total Time Deposit (Cost $3,405,617)				3,405,617

EQUITY SECURITIES - 1.1%			shares
Avado Brands, Inc.*			1,601	-
First Republic Preferred Capital Corp., Preferred (b)(e)			300	306,300
General Motors Co.:
Common*			54	1,095
Warrants (strike price $10.00/share, expires 7/10/16)*			2,580	30,263
Warrants (strike price $18.33/share, expires 7/10/19)*			2,580	20,176
Intermet Corp.*			1,573	-
Woodbourne Capital:
Trust I, Preferred (b)(e)			50,000	22,548
Trust II, Preferred (b)(e)			50,000	22,548
Trust III, Preferred (b)(e)			50,000	22,548
Trust IV, Preferred (b)(e)			50,000	22,548

Total Equity Securities (Cost $604,971)				448,026

TOTAL INVESTMENTS (Cost $43,182,012) - 101.6%				41,373,212
Other assets and liabilities, net - (1.6%)				(645,791)
net assets - 100%				$40,727,421

net assets consIst of:
Paid-in capital applicable to 2,585,338 shares of common stock outstanding;
$0.01 par value, 3,000,000,000 shares authorized				$48,397,624
Undistributed net investment income				212,927
Accumulated net realized gain (loss) on investments				(6,078,398)
Net unrealized appreciation (depreciation) on investments				(1,804,732)

net assets				$40,727,421

net asset value Per share				$15.75

			Underlying	Unrealized
	Number of	Expiration	face amount	appreciation
futures	contracts	date	at value	(depreciation)
Purchased:
10 Year U.S. Treasury Notes	11	3/12	$1,442,375	$16,771

Sold:
2 Year U.S. Treasury Notes	40	3/12	8,821,875	($4,419)
5 Year U.S. Treasury Notes	8	3/12	986,063	(5,720)
30 Year U.S. Treasury Notes	1	3/12	144,813	(2,564)
Total Sold				($12,703)

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(b)	This security was valued by the Board of Directors. See Note A.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepay- mentsby the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(m)	The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.
(n)	The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. These securities are no longer accruing interest.

* Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership plc:
Public Limited Company
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Interest income	$1,961,412
Dividend income	37,021
Total investment income	1,998,433

Expenses:
Investment advisory fee	185,054
Transfer agent fees and expenses	37,188
Directors’ fees and expenses	6,938
Administrative fees	138,790
Accounting Fees	7,341
Custodian fees	43,051
Reports to shareholders	15,934
Professional fees	26,736
Miscellaneous	9,178
Total expenses	470,210
Reimbursement from Advisor	(89,457)
Fees paid indirectly	(145)
Net expenses	380,608

Net Investment Income	1,617,825

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	1,904,962
Futures	(595,732)
1,309,230

Change in unrealized appreciation (depreciation) on:
Investments	(1,055,150)
Futures	(38,898)
(1,094,048)

Net realized and unrealized
gain (loss)	215,182

Increase (decrease) In net assets
resulting from operations	$1,833,007

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$1,617,825	$2,369,586
Net realized gain (loss) on investments	1,309,230	(170,400)
Change in unrealized appreciation (depreciation)	(1,094,048)	2,213,566

Increase (decrease) In net assets
resultIng from oPeratIons	1,833,007	4,412,752

Distributions to shareholders from:
Net investment income	(1,706,833)	(2,357,002)
Total distributions	(1,706,833)	(2,357,002)

Capital share transactions:
Shares sold	1,658,159	3,773,446
Reinvestment of distributions	1,706,833	2,357,006
Shares redeemed	(16,514,053)	(15,352,274)
Total capital share transactions	(13,149,061)	(9,221,822)

total Increase (decrease) In net assets	(13,022,887)	(7,166,072)

Net assets
Beginning of year	53,750,308	60,916,380
End of year (including undistributed net investment
income of $212,927 and $253,396, respectively)	$40,727,421	$53,750,308

Capital share activity
Shares sold	102,460	235,954
Reinvestment of distributions	108,508	149,367
Shares redeemed	(1,022,991)	(957,712)
Total capital share activity	(812,023)	(572,391)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, securities valued at $2,746,510, or 6.7% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) \

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset back securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds

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of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

		VALUATION INPUTS
Investments In securItIes	level 1	level 2	level 3	total
Asset-backed securities	-	$1,264,269	-	$1,264,269
Collateralized mortgage-backed obligations
(Privately Originated)	-	797,985	-	797,985
Commercial mortgage-backed securities	-	42,999	-	42,999
Corporate debt	-	24,819,523	$1,355,721	26,175,244
Municipal obligations	-	4,453,310	-	4,453,310
U.S. government obligations	-	4,572,632	-	4,572,632
Other debt obligations	-	3,618,747	-	3,618,747
Equity Securities*	$51,534	396,492	-	448,026
TOTAL	$51,534	$39,965,957	$1,355,721	$41,373,212

Other financial instruments**	$4,068	-	-	$4,068

*      For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**   Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	CORPORATE	EQUITY
	DEBT	SECURITIES
Balance as of 12/31/10	$140,032	$1,976,067
Accrued discounts/premiums	-	62,101
Realized gain (loss)	(49,840)	(848)
Change in unrealized appreciation (depreciation)	-	(79,999)
Net purchases (sales)	-	(112,084)
Transfers in and/ or out of Level 3[1]	(90,192)[2]	(489,516)[2]
Balance as of 12/31/11	-	$1,355,721

		TOTAL
Balance as of 12/31/10		$2,116,099
Accrued discounts/premiums		62,101
Realized gain (loss)		(50,688)
Change in unrealized appreciation (depreciation)		(79,999)
Net purchases (sales)		(112,084)
Transfers in and/ or out of Level 3[1]		(579,708)
Balance as of 12/31/11		$1,355,721

[1]	The Portfolio’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
[2]	Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the period ended December 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($309,876). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner

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that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio.

During the year, the Portfolio invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 136 contracts and $3,598,980 weighted average notional value.

Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 12.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio’s average daily net assets. Under the terms of the agreement, $13,793 was payable at year end. In addition, $756 was receivable at year end for reimbursement of operating expenses paid by the Advisor during December 2011.

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The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .83% (.81% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $10,344 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,348 for the year ended December 31, 2011. Under the terms of the agreement, $386 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $38,196,530 and $41,830,180, respectively. U.S. Government security purchases and sales were $34,682,457 and $39,889,257, respectively.

Capital loss carryforwards

Expiration date
31-Dec-15	($2,998,622)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from Pinnacle Bond Portfolio of Summit Mutual Funds, Inc. may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,706,833	$2,357,002
Total	$1,706,833	$2,357,002

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,325,230
Unrealized (depreciation)	(3,140,404)
Net unrealized appreciation/(depreciation)	($1,815,174)
Undistributed ordinary income	$212,927
Capital loss carryforward	($6,065,393)

Federal income tax cost of investments	$43,188,386

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, straddles, and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities and passive foreign investment companies.

Undistributed net investment income	$48,539
Accumulated net realized gain (loss)	(48,539)

The Portfolio may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interport-folio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2011, such sales transactions were $828,242.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred

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on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no outstanding loan balance at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$45,589	1.46%	$5,094,605	April 2011

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Income Portfolio’s holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $243,250 to the Portfolio on December 27, 2011, which will be provided for the benefit of affected shareholders. The changes to the fair value prices of the affected portfolio holdings are reflected in the financial statements and Portfolio performance shown in this annual report.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011	2010	2009
Net asset value, beginning	$15.82	$15.35	$13.40
Income from investment operations:
Net investment income	.68	.74	.86
Net realized and unrealized gain (loss)	(.06)	.46	1.93
Total from investment operations	.62	1.20	2.79
Distributions from:
Net investment income	(.69)	(.73)	(.84)
Total distributions	(.69)	(.73)	(.84)
Total increase (decrease) in net asset value	(.07)	.47	1.95
Net asset value, ending	$15.75	$15.82	$15.35

Total return*	3.91%	7.80%	20.86%
Ratios to average net assets: A
Net investment income	3.50%	4.10%	4.56%
Total expenses	1.02%	.92%	.94%
Expenses before offsets	.82%	.81%	.81%
Net expenses	.82%	.81%	.81%
Portfolio turnover	175%	172%	268%
Net assets, ending (in thousands)	$40,727	$53,750	$60,916

		Years Ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$16.02	$16.02
Income from investment operations:
Net investment income		.71	.73
Net realized and unrealized gain (loss)		(2.57)	.06
Total from investment operations		(1.86)	.79
Distributions from:
Net investment income		(.76)	(.73)
Net realized gain		—	(.06)
Total distributions		(.76)	(.79)
Total increase (decrease) in net asset value		(2.62)	—
Net asset value, ending		$13.40	$16.02

Total return*		(11.59%)	4.94%
Ratios to average net assets: A
Net investment income		5.49%	4.93%
Total expenses		.88%	.87%
Expenses before offsets		.88%	.87%
Net expenses		.86%	.84%
Portfolio turnover		279%	317%
Net assets, ending (in thousands)		$80,710	$78,882

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At meetings held on December 8 and 29, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board observed that the scope of services provided by the Advisor generally

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had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Portfolio and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio’s performance was below the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, as well as certain changes to the portfolio management team which took effect in September 2011. The Board also noted management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance is being addressed.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP SRI Balanced Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS®
A UNIFI Company.

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating
company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds
Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor
for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative	Administrative services provider for
	Services, Inc.	the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI BALANCED PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

Performance

For the one-year period ended December 31, 2011, Calvert VP SRI Balanced Portfolio returned 4.56%. This compares with 1.5% for the Russell 1000 Index.

An alternative composite index of 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index, which represents the long-term expected allocation to stocks and bonds in the Portfolio, returned 4.48% for the year.

Investment climate

The eurozone’s sovereign debt crisis provided a negative backdrop for global equity markets during the 2011 calendar year, while the recent recovery in U.S. equity markets reflected the dichotomy of the U.S. economic reality versus most of the rest of the world.

Concerns about global economic growth prospects related to potential contagion in Europe from the sovereign debt crisis in the region impacted investor sentiment throughout the year. European economic data showed the region is likely already in a recession. Expanding fiscal austerity measures weighed on economic activity in the eurozone, where the retail purchasing managers index (PMI) and consumer spending data showed signifi-cant declines, despite slower inflation.

Investors seemed unconvinced that Europe’s problems can be solved through the policy measures presented through most of the year. As a result, bond markets translated the sovereign risk crisis into soaring yields on the sovereign debt of Spain, Greece, Italy, and France; yields on French sovereign debt reached 200 basis

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.11)

One year	4.56%
Five year	0.72%
Ten year	3.06%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.91%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Balanced Composite Index is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index.

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points above German bunds at one point. Italian sovereign debt yields blew through the 7% stress level, reaching 7.5% in November before pulling back.

If credible EU policy solutions to the crisis are not forthcoming, it is quite apparent that markets will force a solution by making borrowing extremely expensive for countries with poor balance sheets, a lack of fiscal discipline, and bleak economic prospects--thereby facilitating political change. This dynamic precipitated the progress toward new, technocratic governments in both Greece and Italy.

% of total Investments
Asset allocatIon	(at 12.31.11)
Stocks	59%
Bonds	41%
Total	100%

The slow pace of global economic growth dampened global inflation and allowed for global easing of monetary policies by many central banks, which should help stimulate economic growth. A global easing cycle continued with Sweden, Russia, Denmark, and Norway easing their monetary policy during the year.

China unexpectedly cut bank reserve rates on the heels of lower inflation numbers and lower-than-expected PMI data, which demonstrated China’s shift to monetary easing in the face of a slowing economy and lower-than-expected inflation. Both China’s and India’s GDP growth numbers decelerated and the risks of hard landings increased. This, combined with the potential risk of a significant negative event in Europe, could serve as a further shock to investor confidence sometime in 2012.

In the U.S., core inflation remained stable and low, allowing the Fed to maintain its stimulative policy of a near-zero percent interest rate. Inflation expectations in the U.S. remain low for the time being and the consensus seems to indicate that, based on the current employment picture, wage inflation is not yet a concern, which means that the accommodating interest-rate policy could remain in place for some time.

Despite the many risk pockets in the global market environment, the U.S. economy continued to proceed on the path of gradual recovery, driven primarily by continued health in earnings reports and macro-economic data. The manufacturing-led recovery in the U.S. was complemented by improvements in consumer spending as the year progressed. The combination of healthy manufacturing and consumer sectors of the economy will be the key to a self-sustained, robust economic recovery and continued earnings growth for U.S. companies.

Unlike their European counterparts, U.S. banks are recapitalized and have increased lending, which is helping the economic recovery. At the same time, regulatory pressure on the banking sector is unlikely to abate any time soon and will continue to inhibit the financial sector’s long-term profitability.

Overall, a strong fourth-quarter rebound by U.S. equity markets pushed the Standard and Poor’s (S&P) 500 and Russell 1000 Indices into positive territory for the year, although international equity markets fared significantly worse. The year began with Energy and Industrials as the top-performing sectors, but investors rotated into traditionally more defensive sectors as the year progressed. Within the Russell 1000 Index, the top-performing sectors for the year were Utilities, Consumer Staples, and Health Care, while Financials, Materials, and Industrials lagged.

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In fixed income markets, the eurozone crisis and significant monetary easing efforts by the Federal Reserve (Fed) caused longer-maturity U.S. Treasury yields to fall sharply during the year. In fact, 2011 featured one of the best calendar-year performances ever in the 44-year history of 30-year Treasury bonds, which posted a total return of more than 30%. Total returns for the year in non-Treasury sectors of the U.S. bond market were attractive, but significantly lagged that of long-term Treasuries.

PORTFOLIO STRATEGY
Asset Allocation

In 2011, we made measured, timely shifts in the Portfolio’s allocation between stock and bonds. The Portfolio benefited from these decisions to the tune of approximately 96 basis points.

Equities

The outperformance of the equity portfolio was due to stock selection in Materials, Utilities, and Energy. However, our sector selection was negative. While an overweight position in Health Care helped performance, our overweight in Materials and underweight in Consumer Staples detracted.

Materials holding Ecolab (16.3%)1 outperformed thanks to its relatively limited exposure to falling commodity prices. Utilities holding ONEOK (61.2%) and EQT (33.1%) in Energy advanced with rising energy commodity prices. In Industrials, W.W. Grainger rose 32.8% on announcement of an acquisition.

Health Care holding Intuitive Surgical soared 79.6% on robust earnings. The higher-end customer base of Nordstrom (12.9%), in Consumer Discretionary, fared better than expected in the economic environment. Teradata, in Information Technology, climbed 17.9% with the launch of several high-profile “cloud” services that will ultimately require data warehousing solutions.

However, our stock picking was weak in Telecommunication Services, Consumer Staples, and Information Technology. In Telecommunication Services, NII Holdings (-52.3%) lost ground due to weakening Latin American currencies. Consumer Staples holding Walgreens (-17.8%) and Health Care holding Express Scripts (-17.3%) declined as contract renegotiations between the two faltered and Express Scripts announced a merger.

Continued weakness in the construction and building industries hurt Autodesk (-29.8%) in Information Technology. Lam Research (-28.5%) was hurt by deferred shipments from Japan and quashed speculation that the firm itself might be acquired. Financials holding AFLAC (-21.3%) was also negatively impacted by the Japanese disasters, along with Europe’s sovereign debt crisis. In Industrials, Cummins (-18.9%) traded lower amid fears of a potential hard landing in China and continued weakness in Europe.

Fixed Income

The fixed-income portion of the Portfolio had a shorter duration than the Barclays Capital U.S. Credit Index at the start of 2011 in anticipation of rising interest rates. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.) However, while Treasury rates rose during the early weeks of the first quarter, they generally trended down after that, with two- and 10-year Treasury yields falling 34 and 135 basis points over the year. The Portfolio uses Treasury futures to hedge its interest rate positions.

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The Portfolio’s smaller relative exposure to Treasuries during this rally weighed on performance. Security selection also detracted from relative return as several holdings not included in the Barclays Capital U.S. Credit Index underperformed.

Outlook

We believe that a recession in Europe can be offset by economic expansion in the United States and emerging markets. We remain constructive on the U.S. economy and equity market going forward, especially given the strength of corporate earnings in the United States and attractive valuation multiples of U.S. equities.

The looming eurozone crisis will continue to weigh on the markets in 2012, as Italy must refinance a large amount of maturing debt from February through April. This offers the potential for bouts of elevated financial markets volatility that could temporarily press Treasury yields even lower.

The U.S. consumer, a significant contributor to global economic activity, is showing signs of recovery as well. If continued, this trend will help accelerate positive economic momentum. The U.S. housing market, an important piece of the puzzle in U.S. economic recovery, is likely to continue its bottoming-out process into 2012. Prices should continue to firm and likely improve in some regions, which could start a long-term upward trend and, most importantly, eliminate housing’s drag on the economy.

The downside risks for 2012 include the European recession and a potential hard landing in China. Fiscal drag globally and in the U.S. will also be a negative for global economic growth. However, easing moves in several countries, especially in emerging markets, should provide some support for global economic growth. The U.S. economy, while not immune to the eurozone’s recession, seems to be gathering positive, self-sustained momentum. We expect these trends to continue well into 2012, with the U.S. likely outperforming other developed economies.

January 2012

1 All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2011, the following companies represented the following percentages of Portfolio net assets: Ecolab 1.95%, ONEOK 2.26%, EQT 0%, W.W. Grainger 0%, Intuitive Surgical 1.50%, Nordstrom 1.80%, Teradata 1.81%, NII Holdings 0.91%, Walgreens 1.37%, Express Scripts 1.26%, Autodesk 0%, Lam Research 1.21%, AFLAC 1.32%, and Cummins 1.59%. Portfolio holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$990.20	$4.70

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.48	$4.77

* Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Balanced Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Balanced Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Balanced Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 9

STATEMENT OF NET ASSETS DECEMBER 31, 2011

EQUITY SECURITIES - 59.2%	SHARES	VALUE
Beverages - 1.5%
Coca-Cola Co.	75,900	$5,310,723

Capital Markets - 1.3%
Franklin Resources, Inc	48,300	4,639,698

Chemicals - 3.0%
Ecolab, Inc.	110,100	6,364,881
Praxair, Inc	38,800	4,147,720
		10,512,601

Commercial Banks - 0.9%
US Bancorp	113,500	3,070,175

Computers & Peripherals - 3.4%
Apple, Inc.*	15,300	6,196,500
EMC Corp.*	265,500	5,718,870
		11,915,370

Consumer Finance - 1.6%
Capital One Financial Corp	133,500	5,645,715

Containers & Packaging - 1.2%
Ball Corp.	120,900	4,317,339

Diversified Financial Services - 3.4%
First Republic Preferred Capital Corp., Preferred (b)(e)	500	510,500
IntercontinentalExchange, Inc.*	50,000	6,027,500
JPMorgan Chase & Co.	135,900	4,518,675
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	225,480
Trust II, Preferred (b)(e)	500,000	225,480
Trust III, Preferred (b)(e)	500,000	225,480
Trust IV, Preferred (b)(e)	500,000	225,480
		11,958,595

Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	73,500	2,734,200

Energy Equipment & Services - 4.6%
Cameron International Corp.*	148,400	7,299,796
FMC Technologies, Inc.*	173,800	9,077,574
		16,377,370

Food & Staples Retailing - 2.3%
Sysco Corp	107,800	3,161,774
Walgreen Co.	147,100	4,863,126
		8,024,900

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EQUITY SECURITIES - cont’d	shares	value
Gas Utilities - 2.3%
Oneok, Inc	92,200	$7,992,818

Health Care Equipment & Supplies - 1.5%
Intuitive Surgical, Inc.*	11,450	5,301,465

Health Care Providers & Services - 5.3%
Cardinal Health, Inc.	125,700	5,104,677
CIGNA Corp	108,600	4,561,200
Express Scripts, Inc.*	100,000	4,469,000
Laboratory Corp. of America Holdings*	53,600	4,607,992
		18,742,869

Health Care Technology - 1.5%
Cerner Corp.*	89,800	5,500,250

Industrial Conglomerates - 1.5%
Danaher Corp.	112,600	5,296,704

Insurance - 1.3%
Aflac, Inc	108,000	4,672,080

Internet & Catalog Retail - 1.4%
Amazon.com, Inc.*	28,000	4,846,800

Internet Software & Services - 1.7%
Google, Inc.*	9,400	6,071,460

IT Services - 3.3%
MasterCard, Inc.	14,200	5,294,044
Teradata Corp.*	132,500	6,427,575
		11,721,619

Machinery - 3.3%
Cummins, Inc	63,900	5,624,478
Deere & Co.	80,600	6,234,410
		11,858,888

Multiline Retail - 1.8%
Nordstrom, Inc.	128,400	6,382,764

Oil, Gas & Consumable Fuels - 2.0%
EOG Resources, Inc	72,300	7,122,273

Personal Products - 1.2%
Estee Lauder Co.’s, Inc.	38,200	4,290,624

Semiconductors & Semiconductor Equipment - 1.2%
Lam Research Corp.*	115,700	4,283,214

Software - 1.7%
Microsoft Corp.	234,800	6,095,408

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Specialty Retail - 3.3%
Bed Bath & Beyond, Inc.*	93,500	$5,420,195
TJX Co.’s, Inc	97,900	6,319,445
		11,739,640

Wireless Telecommunication Services - 0.9%
NII Holdings, Inc.*	150,700	3,209,910

Total Equity Securities (Cost $191,333,987)		209,635,472

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.0%	AMOUNT
ACLC Business Loan Receivables Trust, 0.928%, 10/15/21 (e)(r)	$344	343
CPS Auto Trust, 6.48%, 7/15/13 (e)	122,790	124,804
Dominos Pizza Master Issuer LLC, 5.261%, 4/25/37 (e)	700,000	702,800
DT Auto Owner Trust:
0.99%, 5/15/13 (e)	512,992	512,804
1.40%, 8/15/14 (e)(b)	230,607	230,468
Enterprise Mortgage Acceptance Co. LLC, 7.679%, 1/15/27 (e)(r)	649,818	350,902
Santander Drive Auto Receivables Trust, 1.37%, 8/15/13 (e)	1,034,893	1,035,708
Triad Auto Receivables Owner Trust, 0.336%, 2/12/14 (r)	511,953	509,703

Total Asset-Backed Securities (Cost $3,490,128)		3,467,532

COLLATERALIZED MORTGAGE-BACKED OBLIGTAIONS (PRIVATELY ORIGINATED) - 0.2%
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	118,977	120,640
Impac CMB Trust, 0.834%, 5/25/35 (r)	822,261	556,625
JP Morgan Mortgage Trust, 4.701%, 7/25/35 (r)	27,416	27,144
Merrill Lynch Mortgage Investors, Inc., 2.536%, 12/25/35 (r)	40,749	39,868

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $961,869)		744,277

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
Asset Securitization Corp., 6.929%, 2/14/43 (r)	1,000,000	1,028,696
Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.783%, 7/10/43 (r)	182,202	182,117
GS Mortgage Securities Corp. II, 4.295%, 1/10/40	848,244	852,903
JP Morgan Chase Commercial Mortgage Securities Corp., 6.162%, 5/12/34	1,136,747	1,137,287
LB-UBS Commercial Mortgage Trust, 4.96%, 12/15/31	309,790	318,032
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	1,983,678
Salomon Brothers Mortgage Securities VII, Inc., 4.467%, 3/18/36	270,527	270,909

Total Commercial Mortgage-Backed Securities (Cost $5,969,582)		5,773,622

CORPORATE BONDS - 17.6%
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (r)(x)*	385,345	—
Ally Financial, Inc., 4.50%, 2/11/14	500,000	481,250
America Movil SAB de CV, 2.375%, 9/8/16	300,000	296,055
American Express Bank FSB, 0.424%, 5/29/12 (r)	1,500,000	1,495,360
American Express Credit Corp., 2.80%, 9/19/16	150,000	151,662
American National Red Cross, 5.567%, 11/15/17	1,500,000	1,560,465

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	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
AmerisourceBergen Corp., 3.50%, 11/15/21	$100,000	$103,163
Amgen, Inc.:
2.50%, 11/15/16	225,000	226,815
3.875%, 11/15/21	200,000	203,284
5.15%, 11/15/41	150,000	156,574
ANZ National International Ltd., 1.563%, 12/20/13 (e)(r)	750,000	751,436
APL Ltd., 8.00%, 1/15/24 (b)	600,000	366,000
Aristotle Holding, Inc., 2.75%, 11/21/14 (e)	150,000	151,191
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	500,000	470,830
AT&T, Inc.:
2.95%, 5/15/16	300,000	314,621
3.875%, 8/15/21	800,000	850,182
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	750,000	822,924
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)*	2,500,000	—
Bank of America Corp.:
3.75%, 7/12/16	100,000	92,690
5.625%, 10/14/16	350,000	338,350
5.00%, 5/13/21	400,000	365,362
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	301,585
2.40%, 1/17/17	300,000	300,806
Bank of Nova Scotia, 1.25%, 11/7/14 (e)	500,000	500,471
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (e)	358,447	393,685
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	258,588
Boston Properties LP, 3.70%, 11/15/18	200,000	206,076
Canadian National Railway Co., 1.45%, 12/15/16	100,000	99,463
Capital One Financial Corp.:
4.80%, 2/21/12	500,000	501,918
4.75%, 7/15/21	500,000	512,146
CBS Corp., 5.75%, 4/15/20	200,000	224,527
Colgate-Palmolive Co., 1.30%, 1/15/17	150,000	148,818
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,000,000	1,015,000
CVS Pass-Through Trust:
6.036%, 12/10/28	871,951	913,422
7.507%, 1/10/32 (e)	481,976	557,463
Discover Bank, 8.70%, 11/18/19	500,000	569,361
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	151,715
Ecolab, Inc., 4.35%, 12/8/21	500,000	538,650
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	1,042,500
ERP Operating LP:
6.625%, 3/15/12	1,000,000	1,010,425
4.625%, 12/15/21	400,000	411,250
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	525,136
Ford Motor Credit Co. LLC:
7.50%, 8/1/12	100,000	103,000
3.875%, 1/15/15	250,000	247,500
5.875%, 8/2/21	700,000	726,250
Fort Knox Military Housing Privatization Project, 5.815%, 2/15/52 (b)(e)	1,000,000	1,048,500
FUEL Trust:
4.207%, 10/15/22 (e)	250,000	250,558
3.984%, 12/15/22 (e)	750,000	745,030
Gilead Sciences, Inc., 4.40%, 12/1/21	150,000	159,223

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	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	$1,000,000	$252,500
3.226%, 1/21/11 (e)(r)(y)*	500,000	120,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	1,250,000	125
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,000,000	952,020
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	100,000	102,347
6.15%, 4/1/18	500,000	513,349
5.375%, 3/15/20	300,000	294,920
Great River Energy, 5.829%, 7/1/17 (e)	273,846	300,701
HCA, Inc., 8.00%, 10/1/18	235,000	247,925
Hershey Co., 1.50%, 11/1/16	150,000	150,186
Hewlett-Packard Co., 0.923%, 5/30/14 (r)	500,000	486,239
Hospira, Inc., 6.40%, 5/15/15	100,000	108,576
International Business Machines Corp.:
0.875%, 10/31/14	750,000	752,568
2.90%, 11/1/21	300,000	308,685
Jefferies Group, Inc.:
7.75%, 3/15/12	350,000	354,375
5.125%, 4/13/18	500,000	439,375
John Deere Capital Corp.:
1.25%, 12/2/14	250,000	252,628
2.00%, 1/13/17	200,000	203,860
JPMorgan Chase & Co.:
4.40%, 7/22/20	100,000	100,108
4.35%, 8/15/21	500,000	504,895
JPMorgan Chase Capital XXV, 6.80%, 10/1/37	700,000	706,752
Kellogg Co., 1.875%, 11/17/16	145,000	145,685
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	1,500,000	1,274,760
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	200,000	210,344
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	5,600
8.30%, 12/1/37 (e)(m)*	3,200,000	8,320
Masco Corp., 5.85%, 3/15/17	400,000	398,844
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	750,000	722,018
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	584,200
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,218,454
Nordea Bank AB, 4.875%, 5/13/21 (e)	750,000	633,863
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	1,500,000	1,610,100
O’Reilly Automotive, Inc., 4.625%, 9/15/21	500,000	523,881
Orkney Re II plc, Series B, 6.096%, 12/21/35 (e)(r)(w)*	1,000,000	—
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	957,164	805,607
Pacific Pilot Funding Ltd., 1.159%, 10/20/16 (e)(r)	823,730	700,971
Pioneer Natural Resources Co., 5.875%, 7/15/16	900,000	977,625
PNC Funding Corp., 2.70%, 9/19/16	700,000	711,055
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	855,000	841,756
Royal Bank of Canada, 1.45%, 10/30/14	500,000	503,286
Ryder System, Inc., 3.50%, 6/1/17	500,000	512,552
Safeway, Inc., 4.75%, 12/1/21	150,000	153,757
Salvation Army, 5.46%, 9/1/16	140,000	159,215
SBA Tower Trust, 4.254%, 4/15/40 (e)	750,000	758,697

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	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Simon Property Group LP:
6.125%, 5/30/18	$500,000	$576,404
4.125%, 12/1/21	120,000	125,668
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	427,540
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	800,000	796,000
SSIF Nevada LP, 1.101%, 4/14/14 (e)(r)	1,200,000	1,181,057
Stadshypotek AB, 1.129%, 9/30/13 (e)(r)	1,000,000	999,995
SunTrust Bank:
0.796%, 8/24/15 (r)	500,000	453,136
7.25%, 3/15/18	500,000	560,815
Svenska Handelsbanken AB, 1.544%, 9/14/12 (e)(r)	500,000	499,963
Target Corp., 3.875%, 7/15/20	115,000	127,314
Telefonica Emisiones SAU, 5.134%, 4/27/20	1,500,000	1,396,810
The Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	1,026,218
The Gap, Inc., 5.95%, 4/12/21	750,000	714,375
Time Warner Cable, Inc.:
4.00%, 9/1/21	300,000	304,208
5.50%, 9/1/41	300,000	314,936
Time Warner, Inc.:
4.875%, 3/15/20	100,000	108,792
4.00%, 1/15/22	270,000	278,003
5.375%, 10/15/41	280,000	302,105
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (b)(e)	20,141,363	3,196,434
Toronto-Dominion Bank, 2.375%, 10/19/16	300,000	304,241
Tupperware Brands Corp., 4.75%, 6/1/21 (e)	500,000	502,827
United Parcel Service, Inc., 3.125%, 1/15/21	150,000	159,099
US Bank:
4.95%, 10/30/14	100,000	108,556
3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,000,000	1,027,123
Volkswagen International Finance NV, 0.982%, 4/1/14 (e)(r)	1,000,000	997,836
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,600,000	1,344,000
Wells Fargo & Co., 4.375%, 1/31/13	125,000	129,004
Western Express, Inc., 12.50%, 4/15/15 (e)	500,000	212,500
Willis Group Holdings plc, 4.125%, 3/15/16	500,000	504,423
Xerox Corp., 5.50%, 5/15/12	500,000	508,526

Total Corporate Bonds (Cost $71,906,623)		62,461,912

munIcIPal oBlIgatIons - 4.5%
California Statewide Communities Development Authority Revenue Bonds, 5.01%, 8/1/15	1,000,000	1,048,040
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,335,524
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	370,000	98,783
Series C, Zero Coupon, 7/1/48 (f)	506,807	5
Michigan State Strategic Fund Revenue VRDN, 0.63%, 9/1/22 (r)	1,000,000	1,000,000
Moreno Valley California Public Financing Authority Revenue Bonds, 5.549%, 5/1/27	500,000	506,935
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	545,000	549,987
5.383%, 9/1/16	2,000,000	2,147,100
Pomona California Public Financing Authority Revenue Bonds, 5.289%, 2/1/17	2,340,000	2,369,016
Province of Ontario Canada, 3.00%, 7/16/18	1,000,000	1,050,111

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - cont’d	AMOUNT	VALUE
Roseville California Redevelopment Agency Tax Allocation Bonds, 5.31%, 9/1/13	$175,000	$177,744
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	848,440
Santa Cruz County California Redevelopment Agency Tax Allocation Bonds, 5.50%, 9/1/20	1,735,000	1,759,567
South Bend County Indiana Economic Development Income Tax Revenue Bonds, 5.30%, 2/1/17	930,000	1,060,442
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%, 9/1/27 (e)	1,000,000	1,234,230
West Contra Costa California Unified School District COPs, 4.86%, 1/1/14	525,000	525,352

Total Municipal Obligations (Cost $15,845,355)		15,711,276

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.8%
AgFirst FCB:
6.585% to 6/15/12, floating rate thereafter to 12/31/49 (e)(r)	1,000,000	655,000
7.30%, 12/31/49 (e)	1,300,000	1,312,303
Federal Home Loan Bank, 3.625%, 10/18/13	200,000	211,573
Freddie Mac, 5.50%, 7/18/16	300,000	359,059
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter to 12/31/49 (e)(r)	300,000	184,500

Total U.S. Government Agencies and Instrumentalities (Cost $2,710,243)		2,722,435

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%
Fannie Mae:
3.50%, 12/1/99	725,000	745,617
4.00%, 12/1/99	1,700,000	1,785,797

Total U.S. Government Agency Mortgage-Backed Securities (Cost $2,514,363)		2,531,414

U.S. TREASURY - 9.0%
United States Treasury Bonds:
3.75%, 8/15/41	2,277,000	2,675,119
3.125%, 11/15/41	2,950,000	3,087,359
United States Treasury Notes:
0.875%, 11/30/16	500,000	501,484
1.375%, 9/30/18	56,000	56,315
2.125%, 8/15/21	12,335,000	12,647,230
2.00%, 11/15/21	12,817,000	12,961,191

Total U.S. Treasury (Cost $31,311,163)		31,928,698

TIME DEPOSIT - 5.8%
State Street Time Deposit, 0.113%, 1/3/12	20,407,153	20,407,153

Total Time Deposit (Cost $20,407,153)		20,407,153

TOTAL INVESTMENTS (Cost $346,450,466) - 100.4%		355,383,791
Other assets and liabilities, net - (0.4%)		(1,345,808)
net assets - 100%		$354,037,983

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Net Assets Consist Of:
Paid-in capital applicable to 202,413,167 shares of common stock outstanding; $0.01 value,
1,000,000,000 shares authorized				$367,242,811
Undistributed net investment income				837,053
Accumulated net realized gain (loss) on investments				(23,048,110)
Net unrealized appreciation (depreciation) on investments				9,006,229

Net Assets				$354,037,983

Net Asset Value Per Share				$1.749

			Underlying	Unrealized
	Number of	Expiration	face amount	appreciation
Futures	contracts	date	at value	(depreciation)
Purchased:
10 Year U.S. Treasury Notes	44	3/12	$5,769,500	$66,587
30 Year U.S. Treasury Bonds	25	3/12	3,620,313	67,426
Total Purchased				$134,013

Sold:
2 Year U.S. Treasury Notes	167	3/12	$36,831,328	($18,451)
5 Year U.S. Treasury Notes	58	3/12	7,148,953	(42,658)
Total Sold				($61,109)

See notes to financial statements.

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(b)	This security was valued by the Board of Directors. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.
(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF (the “Bank”) on October 8, 2008. The government has prohibited the Bank from paying any claims owed to foreign entities. This security is no longer accruing interest.
*	Non-income producing security.

Abbreviations:

COPs: Certificates of Participation
FCB: Farm Credit Bank
FSB: Federal Savings Bank
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Interest income (net of foreign taxes withheld of $13)	$5,581,423
Dividend income	2,402,238
Total investment income	7,983,661

Expenses:
Investment advisory fee	1,485,260
Administrative fees	961,051
Transfer agency fees and expenses	367,223
Directors’ fees and expenses	54,998
Custodian fees	100,624
Accounting fees	53,458
Reports to shareholders	87,890
Professional fees	52,414
Miscellaneous	31,426
Total expenses	3,194,344
Fees paid indirectly	(634)
Net expenses	3,193,710

Net Investment Income	4,789,951

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	26,519,978
Futures	(1,539,427)
24,980,551

Change in unrealized appreciation (depreciation) on:
Investments	(15,160,530)
Futures	(9,795)
(15,170,325)

Net realized and unrealized gain (loss)	9,810,226

Increase (decrease) In net assets
Resulting from operations	$14,600,177

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) in net assets	2011	2010
Operations:
Net investment income	$4,789,951	$4,651,302
Net realized gain (loss)	24,980,551	338,195
Change in unrealized appreciation (depreciation)	(15,170,325)	31,377,393

Increase (decrease) In net assets
resulting from operatIons	14,600,177	36,366,890

Distributions to shareholders from:
Net investment income	(4,672,758)	(4,557,603)
Total distributions	(4,672,758)	(4,557,603)

Capital share transactions:
Shares sold	26,371,433	33,590,653
Reinvestment of distributions	4,672,758	4,557,124
Shares issued from merger (See Note F)	15,372,896	—
Shares redeemed	(37,221,065)	(47,770,475)
Total capital share transactions	9,196,022	(9,622,698)

Total Increase (decrease) In net assets	19,123,441	22,186,589

Net assets
Beginning of year	334,914,542	312,727,953
End of year (including undistributed net investment
income of $837,053 and $661,378, respectively)	$354,037,983	$334,914,542

Capital share activity
Shares sold	15,042,585	20,778,908
Reinvestment of distributions	2,667,099	2,690,156
Shares issued from merger (See Note F)	8,498,008	—
Shares redeemed	(21,378,481)	(29,819,454)
Total capital share activity	4,829,211	(6,350,390)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, securities valued at $7,518,062 or 2.1% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial

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mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In Securities	level 1	level 2	level 3	total
Equity securities*	$208,223,052	$1,412,420	-	$209,635,472
Asset-backed securities	-	3,467,532	-	3,467,532
Collateralized mortgage-backed obligations	-	744,277	-	744,277
Commercial mortgage-backed securities	-	5,773,622	-	5,773,622
Corporate debt	-	58,681,278	$3,780,634	62,461,912
Municipal obligations	-	15,711,276	-	15,711,276
Other debt obligations	-	20,407,153	-	20,407,153
U.S. government obligations	-	37,182,547	-	37,182,547
TOTAL	$208,223,052	$143,380,105	$3,780,634	$355,383,791

Other financial instruments**	$72,904	-	-	$72,904

*	For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
**	Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

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The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	CORPORATE	EQUITY
	DEBT	SECURITIES
Balance as of 12/31/10	$5,762,542	$1,400,000
Accrued discounts/premiums	245,786	-
Realized gain (loss)	934	-
Change in unrealized appreciation (depreciation)	95,277	(498,080)
Net purchases (sales)	(61,130)	-
Transfers in and/ or out of Level 3[1]	(2,262,775)[2]	(901,920)[2]
Balance as of 12/31/11	3,780,634	-

		TOTAL
Balance as of 12/31/10		$7,162,542
Accrued discounts/premiums		245,786
Realized gain (loss)		934
Change in unrealized appreciation (depreciation)		(402,803)
Net purchases (sales)		(61,130)
Transfers in and/ or out of Level 3[1]		(3,164,695)
Balance as of 12/31/11		$3,780,634

[1]	The Portfolio’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
[2]	Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the period ended December 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($402,803). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing

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corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio.

During the year, the Portfolio invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity has varied throughout the year with a weighted average of 225 contracts and $8,389,618 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement is an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio’s average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement, $126,981 was payable at year end. In addition, $48,974 was payable at year end for operating expenses paid by the Advisor during December 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $82,164 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $39,870 for the year ended December 31, 2011. Under the terms of the agreement, $3,219 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $258,833,980 and $270,902,184, respectively. U.S. government security purchases and sales were $144,797,310 and $135,897,484, respectively.

Capital loss carryforwards
Expiration date
31-Dec-16	($10,422,478)
31-Dec-17	(12,011,647)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$4,672,758	$4,557,603
Total	$4,672,758	$4,557,603

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$30,021,548
Unrealized (depreciation)	(21,626,971)
Net unrealized appreciation/(depreciation)	$8,394,577

Undistributed ordinary income	$837,053
Capital loss carryforward	($22,434,125)
Federal income tax cost of investments	$346,989,214

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to Section 1256 contracts, straddles, and wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$58,482
Accumulated net realized gain (loss)	(58,482)

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The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2011, such sales transactions were $2,694,392. The Portfolio realized a loss of $11,257 on the sales transactions.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,262	1.49%	$959,567	March 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 9, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert VP Balanced Index Portfolio (“Balanced Index”) for shares of the acquiring portfolio, Calvert VP SRI Balanced Portfolio (“SRI Balanced”) and the assumption of the liabilities of Balanced Index. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

		Acquiring
Merged Portfolio	Shares	Portfolio	Shares	Value
Balanced Index	310,596	SRI Balanced	8,498,008	$15,372,896

For financial reporting purposes, assets received and shares issued by SRI Balanced were recorded at fair value; however, the cost basis of the investments received from Balanced Index were carried forward to align ongoing reporting of SRI Balanced’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
	Net	Appreciation	Acquiring	Net
Merged Portfolio	Assets	(Depreciation)	Portfolio	Assets
Balanced Index	$15,372,896	$2,510,976	SRI Balanced	$$354,121,549

Assuming the acquisition had been completed on January 1, 2011, SRI Balanced’s results of operations for the period ended December 31, 2011 would have been as follows:

Net investment income	$4,893,637	(a)
Net realized and change in unrealized gain (loss) on investments	$10,587,167	(b)
Net increase (decrease) in assets from operations	$15,480,804

Because SRI Balanced and Balanced Index sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Balanced Index that have been included in SRI Balanced’s Statement of Operations since April 29, 2011.

(a)	$4,789,951 as reported, plus $103,686, from Balanced Index pre-merger.
(b)	$9,810,226 as reported, plus $776,941 from Balanced Index pre-merger.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 47.6% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011	2010	2009
Net asset value, beginning	$1.695	$1.533	$1.247
Income from investment operations:
Net investment income	.023	.024	.030
Net realized and unrealized gain (loss)	.054	.161	.287
Total from investment operations	.077	.185	.317
Distributions from:
Net investment income	(.023)	(.023)	(.031)
Total distributions	(.023)	(.023)	(.031)
Total increase (decrease) in net asset value	.054	.162	.286
Net asset value, ending	$1.749	$1.695	$1.533

Total return*	4.56%	12.10%	25.39%
Ratios to average net assets: A
Net investment income	1.37%	1.47%	2.11%
Total expenses	.91%	.91%	.91%
Expenses before offsets	.91%	.91%	.91%
Net expenses	.91%	.90%	.91%
Portfolio turnover	121%	116%	89%
Net assets, ending (in thousands)	$354,038	$334,915	$312,728

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$1.918	$2.030
Income from investment operations:
Net investment income		.046	.051
Net realized and unrealized gain (loss)		(.648)	.005
Total from investment operations		(.602)	056
Distributions from:
Net investment income		(.044)	(.051)
Net realized gain		(.025)	(.117)
Total distributions		(.069)	(.168)
Total increase (decrease) in net asset value		(.671)	(.112)
Net asset value, ending		$1.247	$1.918

Total return*		(31.38%)	2.76%
Ratios to average net assets: A
Net investment income		2.50%	2.35%
Total expenses		.92%	.90%
Expenses before offsets		.92%	.90%
Net expenses		.92%	.90%
Portfolio turnover		107%	157%
Net assets, ending (in thousands)		$267,916	$446,263

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At meetings held on December 8 and 29, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio. In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s

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effectiveness in monitoring the performance of the Portfolio’s Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into consideration issues with respect to certain of the portfolio holdings held by the Portfolio and the Advisor’s actions in regard to those portfolio holdings, as well as the Advisor’s plans with respect to certain related valuation matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three-, and five-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three-, and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the appointment of a new portfolio manager for the Portfolio’s fixed income investments that became effective in September 2011. The Board also noted management’s continued monitoring of the Portfolio’s performance and the recent improvement in the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account that the Advisor had agreed to voluntarily waive a portion of its advisory fee above a certain asset level. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that

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the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Portfolio’s Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted that the Portfolio’s advisory fee contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under its Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under its Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under its Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement is paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other

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accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor and Subadvisor are each likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP SRI Equity Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating
company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert
Funds

Calvert Administrative Services Company	Calvert Investment Administrative	Administrative services provider for the Calvert
	Services, Inc.	Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI EQUITY PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Atlanta Capital Management Company, Inc., Subadvisor

Performance

For the 12-month period ended December 31, 2011, Calvert VP SRI Equity Portfolio returned -1.34% compared with 2.11% for the Standard and Poor’s (S&P) 500 Index. Our underper-formance was concentrated in the Energy and Technology sectors.

Investment climate

Excluding dividends, the S&P 500 Index ended 2011 almost exactly where it began. While that could suggest that not much happened this past year, nothing could be further from the truth. Instead, it was among the most difficult markets to navigate I’ve seen in my 26 years of investing.

The year began well, as the domestic economy seemed to gather modest momentum and European debt issues fell off the front pages. Rising oil prices were one of the few obvious concerns. By the end of April, the market was 9% higher.

However, the spring and early summer laid the groundwork for a dramatic shift in market behavior. Japan’s natural disasters fed concerns about the global economy, sovereign debt problems in Europe jumped back into the headlines, and a showdown brewed over raising the U.S. debt ceiling. While no individual issue mattered that much to the equity market, the conditions for a panic had been established. Then, on August 5, Standard & Poor’s downgraded U.S. government debt and the S&P 500 Index fell nearly 13% in 12 days. But the real investment challenges began after the swoon.

Average Annual Total Return
(period ended 12.31.11)

One year	-1.34%
Five year	1.87%
Since inception (4.30.02)	3.74%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.29%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

After that, company fundamentals mattered less and less. Better-than-expected earnings or sales were greeted with a positive yet brief reaction and anything short of

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great results was often met with terrific selling pressure. The market became increasingly dependent on headlines from Europe and then China. Fear, frustration, and hopelessness mounted as politicians around the world looked unable or unwilling to prevent an impending credit crunch and renewed recession.

The little money that flowed into the stock market piled narrowly into mega-capitalization, higher-yielding, and slower-growing companies in a classic flight to safety. While the stock market actually rose 11.8% in the fourth quarter, the average stock did much worse than the Index, which is heavily skewed toward the largest companies.

% of Total
Economic Sectors	Investments
Consumer Discretionary	11.1%
Consumer Staples	9.5%
Energy	10.0%
Financials	10.9%
Health Care	15.4%
Industrials	9.2%
Information Technology	26.7%
Materials	2.5%
Time Deposit	4.7%

Total	100%

For the year, Utilities was the best-performing sector by a wide margin. But the average utility now sells at a valuation premium to the average technology stock, which doesn’t make much sense. Health Care and Consumer Staples also topped the leader board. Financials was the worst-performing sector, while Materials and Industrials also lagged on fears of diminished global growth. Energy only outperformed because the big integrated oil companies benefitted from the flight to safety.

Portfolio strategy

Since the spring of 2009, our belief that the economy would maintain a modest pace of growth, which typically favors growth stocks and particularly the secular growers in the Portfolio, has generally served us well. But it clearly did not work in the back half of 2011.

We believed the summer’s weaker economic data was temporary and, indeed, the U.S. economy strengthened toward year-end. However, the stock market ignored this improvement and focused entirely on the risk of a highly unlikely credit market meltdown in Europe. We made a few defensive changes as politicians dithered and risks increased. But in the end, our belief in growth and an eventual positive outcome left us poorly positioned for what the market rewarded.

Befitting the up and down nature of the market in 2011, we had both big winners and big losers. Starbucks and Chipotle Mexican Grill each climbed more than 40%1 due to strong execution and negligible exposure to Europe. Amazon also did well, continuing to gain share of retail sales and sail through the initial market downturn. Both Chipotle and Amazon were sold later in the year due to full valuations--Amazon was sold before it subsequently came under pressure. A large position in Allergan, the maker of several ophthalmic drugs and Botox, was also a significant contributor, rising more than 30%.

We had more challenges than we’d like, too--particularly Netflix. For more than two years, Netflix was a big positive contributor to our performance. That changed in September when a price hike led to reporting of weaker-than-expected subscriber growth. We sold all of the shares before the final leg down in October, but are disappointed with the performance of the Netflix position.

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But, by far, Energy was the most problematic sector for us. After a strong start, a modest decline in oil prices and fears of a global growth downturn caused many Energy stocks to drop sharply. Each of our holdings--including Noble, QEP, and especially Suncor--fell 10% to 25%. Virtually the only place to be was in the defensive, high-yielding integrated oil companies such as Chevron and ExxonMobil that we do not hold.

We are not happy with our performance in 2011. We pride ourselves on quality research and making decisions for the medium- to long- term. This orientation was not rewarded over the past year. While a few judgment mistakes like Netflix certainly hurt performance, our failure to appreciate just how much fear would grip investors mattered most. Instead of rewarding the type of growth stocks we hold, the stock market discounted something much worse. The list of stocks that did well was narrow and homogenous. It was a tough year to be a stock picker.

Outlook

The investment environment remains unsettled as 2012 gets underway. On the one hand, the U.S. economy logged some of its best growth of the last two years in the closing months of 2011. Consumer confidence is up and the employment situation has a bit of positive momentum. It’s tough right now to find appreciable evidence of economic deterioration. Earnings growth is moderating but still looks solidly positive for both the fourth quarter and 2012.

On the other hand, that generally favorable news is overshadowed by the fear of a “run on the sovereign bank” beyond a small country like Greece, which has paralyzed the markets. We believe crucial steps have been taken recently and the situation has pulled back from the brink. The risk, however, has not passed.

U.S. growth may step down a bit in 2012 but should stay solidly positive. There are a variety of reasonable outcomes for the stock market this year. But assuming Europe holds the monetary union together without a lot of drama, most of those forecasts are positive. As things return to “normal,” we believe the market will once again favor the type of sustainable growth stocks in the Portfolio.

January 2012

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

The following companies representing the following percentages of Portfolio net assets as of December 31, 2011: Starbucks 2.66%, Chipotle Mexican Grill 0%, Amazon 0%, Allergan 4.85%, Netflix 0%, Noble 1.28%, QEP 1.79%, Suncor 3.61%, Chevron 0%, and ExxonMobil 0%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$908.60	$5.29

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.66	$5.60

* Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Equity Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Equity Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Equity Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 97.5%	SHARES	VALUE
Air Freight & Logistics - 4.0%
C.H. Robinson Worldwide, Inc	2,970	$207,246
Expeditors International of Washington, Inc.	4,160	170,394
		377,640

Auto Components - 1.1%
Johnson Controls, Inc	3,230	100,970

Beverages - 3.5%
The Coca-Cola Co	2,030	142,039
PepsiCo, Inc	2,790	185,117
		327,156

Biotechnology - 3.3%
Gilead Sciences, Inc.*	7,490	306,566

Capital Markets - 2.6%
T. Rowe Price Group, Inc	4,210	239,759

Chemicals - 2.5%
Ecolab, Inc.	4,080	235,865

Commercial Banks - 3.8%
SunTrust Banks, Inc.	8,860	156,822
Wells Fargo & Co	7,370	203,117
		359,939

Communications Equipment - 7.0%
Acme Packet, Inc.*	3,220	99,530
Juniper Networks, Inc.*	5,870	119,807
QUALCOMM, Inc.	7,940	434,318
		653,655

Computers & Peripherals - 4.3%
Apple, Inc.*	1,000	405,000

Consumer Finance - 2.3%
American Express Co.	4,680	220,756

Diversified Financial Services - 1.8%
IntercontinentalExchange, Inc.*	1,390	167,564

Electrical Equipment - 1.8%
Cooper Industries plc	3,110	168,406

Energy Equipment & Services - 4.9%
Cameron International Corp.*	6,820	335,476
Noble Corp.*	3,990	120,578
		456,054

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Food & Staples Retailing - 5.0%
Costco Wholesale Corp	1,480	$123,314
CVS Caremark Corp.	8,400	342,552
		465,866

Food Products - 0.4%
Green Mountain Coffee Roasters, Inc.*	900	40,365

Health Care Equipment & Supplies - 3.4%
Edwards Lifesciences Corp.*	1,860	131,502
Intuitive Surgical, Inc.*	280	129,643
St. Jude Medical, Inc.	1,600	54,880
		316,025

Health Care Technology - 0.8%
Cerner Corp.*	1,240	75,950

Hotels, Restaurants & Leisure - 3.5%
Darden Restaurants, Inc	1,620	73,840
Starbucks Corp.	5,440	250,294
		324,134

Household Products - 0.8%
Procter & Gamble Co	1,130	75,382

Industrial Conglomerates - 3.6%
3M Co.	1,510	123,412
Danaher Corp.	4,540	213,562
		336,974

Insurance - 0.6%
Aflac, Inc	1,260	54,508

Internet & Catalog Retail - 2.3%
priceline.com, Inc.*	460	215,147

Internet Software & Services - 4.3%
Google, Inc.*	370	238,983
MercadoLibre, Inc.	2,030	161,466
		400,449

IT Services - 4.6%
Cognizant Technology Solutions Corp.*	4,270	274,604
International Business Machines Corp.	860	158,137
		432,741

Multiline Retail - 1.9%
Kohl’s Corp.	3,710	183,088

Oil, Gas & Consumable Fuels - 5.4%
QEP Resources, Inc.	5,750	168,475
Suncor Energy, Inc.	11,750	338,752
		507,227

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Pharmaceuticals - 8.3%
Allergan, Inc	5,190	$455,371
Novartis AG (ADR)	4,360	249,261
Perrigo Co	770	74,921
		779,553

Semiconductors & Semiconductor Equipment - 1.5%
Texas Instruments, Inc	4,810	140,019

Software - 5.6%
Informatica Corp.*	880	32,498
Intuit, Inc.	3,300	173,547
Microsoft Corp.	4,020	104,359
Salesforce.com, Inc.*	1,110	112,621
VMware, Inc.*	1,210	100,660
		523,685

Specialty Retail - 2.6%
CarMax, Inc.*	8,010	244,145

Total Equity Securities (Cost $8,191,160)		9,134,588

	PRINCIPAL
TIME DEPOSIT - 4.8%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	$447,693	447,693

Total Time Deposit (Cost $447,693)		447,693

TOTAL INVESTMENTS (Cost $8,638,853) - 102.3%		9,582,281
Other assets and liabilities, net - (2.3%)		(219,831)
net assets - 100%		$9,362,450

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 490,512 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$8,519,981
Accumulated net realized gain (loss) on investments	(100,959)
Net unrealized appreciation (depreciation) on investments	943,428

Net assets	$9,362,450

Net asset value per share	$19.09

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $2,413)	$102,645
Interest income	217
Total investment income	102,862

Expenses:
Investment advisory fee	49,837
Transfer agency fees and expenses	14,770
Directors’ fees and expenses	1,588
Administrative fees	19,935
Accounting fees	1,611
Custodian fees	16,517
Reports to shareholders	5,010
Professional fees	22,832
Miscellaneous	5,785
Total expenses	137,885
Reimbursement from Advisor	(28,848)
Fees paid indirectly	(67)
Net expenses	108,970

Net Investment Income (loss)	(6,108)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	487,526
Foreign currency transactions	(59)
487,467

Change in unrealized appreciation (depreciation) on:
Investments	(819,126)

Net realized and unrealized gain (loss)	(331,659)

Increase (decrease) in net assets
Resulting from operations	($337,767)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) in net assets	2011	2010
Operations:
Net investment income (loss)	($6,108)	($5,543)
Net realized gain (loss)	487,467	299,530
Change in unrealized appreciation (depreciation)	(819,126)	1,143,621

Increase (decrease) In net assets
resultIng from oPeratIons	(337,767)	1,437,608

Distributions to shareholders from:
Net investment income	—	(5,155)
Total distributions	—	(5,155)

Capital share transactions:
Shares sold	3,620,073	1,403,942
Reinvestment of distributions	—	5,155
Shares redeemed	(3,656,051)	(1,599,440)
Total capital share transactions	(35,978)	(190,343)

Total Increase (decrease) In net assets	(373,745)	1,242,110

Net assets
Beginning of year	9,736,195	8,494,085
End of year	$9,362,450	$9,736,195

Capital share activity
Shares sold	175,732	81,772
Reinvestment of distributions	—	266
Shares redeemed	(188,418)	(93,361)
Total capital share activity	(12,686)	(11,323)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these

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events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities*	$9,134,588	—	—	$9,134,588
Other debt obligations	—	$447,693	—	447,693
TOTAL	$9,134,588	$447,693	—	$9,582,281

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $3,977 was payable at year end. In addition, $1,308 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is 1.10% (1.08% prior to May 1, 2011). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The Advisor voluntarily reimbursed the Portfolio for expenses of $1,041 for the year ended December 31, 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .20% based on the Portfolio’s annual average daily net assets. Under the terms of the agreement, $1,591 was payable at year end.

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Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,024,425 and $6,179,139, respectively.

Capital loss carryforwards

Expiration date
31-Dec-12	($2,240)
31-Dec-17	(41,983)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss car-ryforwards acquired from Ohio National Fund, Inc., Social Awareness Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$—	$5,155
Total	$—	$5,155

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As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,196,852
Unrealized (depreciation)	(310,160)
Net unrealized appreciation/(depreciation)	$886,692

Capital loss carryforward	($44,223)
Federal income tax cost of investments	$8,695,589

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to net operating losses, partnerships, and foreign currency transactions.

Undistributed Investment Income	$6,108
Accumulated Net Realized Gain (Loss)	(364)
Paid-in capital	(5,744)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$19,671	1.41%	$1,085,909	August 2011

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value, beginning	$19.35	$16.51	$12.95
Income from investment operations:
Net investment income (loss)	(.01)	(.01)	.05
Net realized and unrealized gain (loss)	(.25)	2.86	4.39
Total from investment operations	(.26)	2.85	4.44
Distributions from:
Net investment income	—	(.01)	(.06)
Net realized gain	—	—	(.82)
Total distributions	—	(.01)	(.88)
Total increase (decrease) in net asset value	(.26)	2.84	3.56
Net asset value, ending	$19.09	$19.35	$16.51

Total return*	(1.34%)	17.26%	34.26%
Ratios to average net assets: A
Net investment income (loss)	(.06%)	(.06%)	.31%
Total expenses	1.38%	1.29%	1.26%
Expenses before offsets	1.09%	1.08%	1.08%
Net expenses	1.09%	1.08%	1.08%
Portfolio turnover	61%	41%	42%
Net assets, ending (in thousands)	$9,362	$9,736	$8,494

		Years ended
		December 31, 2008	December 31, 2007
Net asset value, beginning		$20.38	$19.48
Income from investment operations:
Net investment income (loss)		.02	(.01)
Net realized and unrealized gain (loss)		(7.32)	1.96
Total from investment operations		(7.30)	1.95
Distributions from:
Net realized gain		(.13)	(1.05)
Total distributions		(.13)	(1.05)
Total increase (decrease) in net asset value		(7.43)	.90
Net asset value, ending		$12.95	$20.38

Total return*		(35.79%)	9.99%
Ratios to average net assets: A
Net investment income (loss)		.13%	(.03%)
Total expenses		1.19%	1.11%
Expenses before offsets		1.12%	1.10%
Net expenses		1.08%	1.05%
Portfolio turnover		69%	41%
Net assets, ending (in thousands)		$6,927	$10,808

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profit-ability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided

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by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current asset size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor reimbursed expenses of the Portfolio and also paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profit-

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ability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of

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the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subad-visor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP SRI Mid Cap Growth Portfolio

Annual Report

December 31, 2011

Calvert INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed
below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert
Funds

Calvert Administrative Services Company	Calvert Investment Administrative	Administrative services provider for the Calvert
	Services, Inc.	Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI MID CAP GROWTH PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by New Amsterdam Partners, LLC, Subadvisor

Performance

In the year ended December 31, 2011, Calvert VP SRI Mid Cap Growth Portfolio returned 2.30%. This compares with -1.65% for the Russell Midcap Growth Index. The outperformance was due to strong stock selection in the Health Care, Information Technology, and Energy sectors.

Investment climate

The U.S. stock market, as measured by the Standard & Poor’s 500 Index (excluding dividends), ended virtually flat for the year despite periods of extreme volatility. The narrower Dow Jones Industrial Average experienced 52 days of moves greater than 1.5% up or down, with 45 of them happening in the second half of the year.

The year also saw the Arab Spring, sovereign debt crises in Europe, and the downgrade of the U.S. government debt credit rating due to budget impasses. GDP likely rose a little less than 2% in 2011. Inflation rose 3% but interest rates remained low, making the 10-year U.S. government bond one of the best-performing securities for the year.

Portfolio strategy

We outperformed the Russell Midcap Growth Index due to strong stock selection in Health Care, Information Technology, and Energy. However, sector selection was weak as our overweight positions in Energy and Telecommunication Services, along with an underweight in Consumer Staples, detracted from performance.

Average annual total return
(period ended 12.31.11)
One year	2.30%
Five year	4.21%
Ten year	3.14%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.17%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

In Health Care, HealthSpring (103.9%)1 more than doubled in value on news of its acquisition by CIGNA, while new holding Questcor Pharmaceuticals (61.5%) soared on robust earnings from strong prescription trends. In Information Technology, solid transactions growth helped our largest holding Wright Express (18.0%) deliver positive earnings surprises throughout the year.

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National Semiconductor (76.0%) jumped on news of its acquisition by Texas Instruments, and Teradata (17.9%) traded higher amid the launching of several high-profile “cloud” services, all of which will ultimately require its data warehousing solutions. Energy holding FMC Technologies (17.5%) advanced after a significant contract win and Consumer Staples holding Church & Dwight (34.8%) rose on expectations that its value brands will perform well amid persistent economic uncertainty. Similarly, Consumer Discretionary holding Ross Stores (52.0%) gained as the off-price retailer benefited from consumers’ attempt to stretch their wallets.

Economic Sectors	% of Total Investments

Consumer Discretionary	19.0%
Consumer Staples	5.7%
Energy	9.2%
Financials	6.3%
Health Care	11.8%
Industrials	14.9%
Information Technology	23.0%
Materials	8.1%
Telecommunication Services	1.5%
Time Deposit	0.5%

Total	100%

Our stock picking was weak in Industrials, Consumer Discretionary, and Telecommunication Services. Industrials holdings General Cable (-42.4%) and WABCO Holdings (-28.8%) as well as Consumer Discretionary holding TRW Automotive (-38.1%) were pressured by concerns over slowing global economic growth. Sotheby’s (-35.5%), another Consumer Discretionary holding, lost ground as volatile global financial markets dampened demand from its wealthy customer base. In Telecommunication Services, NII Holdings (-52.3%) declined due to exposure to weakening Latin American currencies. Information Technology holding Lam Research (-28.5%) fell after announcing plans to acquire another firm, which diminished speculation that Lam itself might be acquired, and after the shipments deferred by the natural disaster in Japan led to disappointing earnings.

Portfolio Changes

During the year we sold 17 stocks and purchased 15 new ones, ending the year with 42 stocks. Several holdings were sold after reaching their price targets. These include Lennox International and Flowserve (Industrials), MetroPCS (Telecommunication Services), Kinetic Concepts (Health Care), and National Semiconductor (Information Technology). We also sold Global Payments when it reached its price target early in the year, then later repurchased it at less than our sale price.

In Materials, Nalco was sold upon news of its acquisition by Ecolab. In Consumer Staples, we sold Ralcorp on rising input costs and purchased Corn Products International instead. In Energy, we bought oil field services company RPC and sold Energen. We also replaced Graco with security provider Brinks in Industrials, Advance Auto Parts with Sotheby’s in Consumer Discretionary, and Arrow Electronics with ATM manufacturer NCR in Information Technology.

There is currently an overweight in Information Technology and an underweight in Consumer Discretionary.

Market Outlook

As we look ahead in 2012, we believe U.S. economic growth will be 1.5% to 2.0%. Leading economic indicators have been steadily improving and the rate of inflation growth is dropping, largely due to falling commodity prices. Headline inflation should fall to around 2% and interest rates will stay low as global easing continues. However, we expect Europe to be in a mild recession, which will detract from U.S. growth.

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Also, countries around the world are faced with sovereign debt and budget crises from massive entitlement program costs. In the long term, the current trajectory of budget deficits is unsustainable. These budget crises need to be faced and entitlement programs reformed (a politically challenging and perilous undertaking).

But in the short run, economies are facing the “paradox of thrift”--as consumers save more, the demand for goods and services falls, which leads to declines in production, employment, and consumer incomes, and further slows economic growth. Therefore, the right kind of stimulus is needed to spur an economic recovery.

We expect U.S. corporate profits to continue growing in 2012, although the rate of growth will slow from last year. While the price-to-earnings ratio for the S&P 500 Index is low by historical standards, we do not expect it to expand unless countries make meaningful moves to manage budget imbalances and the global economy starts to recover.

Myriad risks remain. The global political environment remains volatile, particularly in the Middle East, which could impact world energy supplies. The United States is in a presidential election year with all its vagaries. Although decelerating emerging markets continue to grow at a faster rate than western economies, a hard landing in China would further derail a global recovery.

January 2012

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of December 31, 2011, the following companies representing the following percentages of Portfolio net assets: HealthSpring 0%, CIGNA 0%, Questcor Pharmaceuticals 3.44%, Wright Express 3.69%, National Semiconductor 0%, Texas Instruments 0%, Teradata 2.11%, FMC Technologies 3.28%, Church &Dwight 3.18%, Ross Stores 3.46%, General Cable 1.20%, WABCO Holdings 1.03%, TRW Automotive 2.02%, Sotheby’s 1.82%, NII Holdings 1.54%, Lam Research 2.06%, Lennox 0%, Flowserve 0%, MetroPCS 0%, Kinetic Concepts 0%, Global Payments 2.68%, Nalco 0%, Ecolab 2.50%, Ralcorp 0%, Corn Products 2.56%, RPC Inc. 3.10%, Energen 0%, Graco 0%, Brinks 2.19%, Advance Auto Parts 0%, Arrow Electronics 0%, and NCR 2.42%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$897.70	$5.69

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.21	$6.05

* Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Calvert VP SRI Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Mid Cap Growth Portfolio (the Portfolio), a series of Calvert Variable Series, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Mid Cap Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 99.7%	SHARES	VALUE
Auto Components - 2.0%
TRW Automotive Holdings Corp.*	25,050	$816,630

Capital Markets - 2.3%
Affiliated Managers Group, Inc.*	9,575	918,721

Chemicals - 2.5%
Ecolab, Inc.	17,425	1,007,339

Commercial Services & Supplies - 2.2%
Brink’s Co	32,900	884,352

Communications Equipment - 1.7%
Harris Corp	19,475	701,879

Computers & Peripherals - 2.4%
NCR Corp.*	59,400	977,724

Containers & Packaging - 2.7%
Ball Corp.	30,700	1,096,297

Diversified Consumer Services - 1.8%
Sotheby’s	25,700	733,221

Diversified Financial Services - 1.9%
IntercontinentalExchange, Inc.*	6,300	759,465

Electrical Equipment - 1.2%
General Cable Corp.*	19,425	485,819

Electronic Equipment & Instruments - 0.6%
Dolby Laboratories, Inc.*	8,200	250,182

Energy Equipment & Services - 9.2%
FMC Technologies, Inc.*	25,350	1,324,030
RPC, Inc	68,525	1,250,581
Unit Corp.*	24,275	1,126,360
		3,700,971
Food Products - 2.6%
Corn Products International, Inc.	19,625	1,032,079

Health Care Providers & Services - 5.6%
AmerisourceBergen Corp.	21,600	803,304
Chemed Corp.	10,575	541,546
WellCare Health Plans, Inc.*	17,400	913,500
		2,258,350

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Household Products - 3.2%
Church & Dwight Co., Inc.	28,050	$1,283,568

Insurance - 2.2%
Torchmark Corp.	20,325	881,902

Internet Software & Services - 2.4%
j2 Global, Inc.	33,900	953,946

IT Services - 11.6%
Global Payments, Inc	22,850	1,082,633
Syntel, Inc	27,175	1,270,975
Teradata Corp.*	17,500	848,925
Wright Express Corp.*	27,425	1,488,629
		4,691,162

Leisure Equipment & Products - 2.9%
Polaris Industries, Inc	20,650	1,155,987

Life Sciences - Tools & Services - 2.1%
Mettler-Toledo International, Inc.*	5,820	859,672

Machinery - 8.4%
Colfax Corp.*	23,600	672,128
Gardner Denver, Inc.	17,675	1,362,035
The Toro Co.	15,250	925,065
WABCO Holdings, Inc.*	9,550	414,470
		3,373,698

Media - 1.8%
Gannett Co., Inc.	54,275	725,657

Metals & Mining - 2.8%
Reliance Steel & Aluminum Co	23,500	1,144,215

Multiline Retail - 2.9%
Nordstrom, Inc.	23,450	1,165,700

Pharmaceuticals - 6.2%
Endo Pharmaceuticals Holdings, Inc.*	32,600	1,125,678
Questcor Pharmaceuticals, Inc.*	33,400	1,388,772
		2,514,450

Semiconductors & Semiconductor Equipment - 2.1%
Lam Research Corp.*	22,500	832,950

Specialty Retail - 3.5%
Ross Stores, Inc	29,400	1,397,382

Textiles, Apparel & Luxury Goods - 4.1%
Deckers Outdoor Corp.*	11,600	876,612
Hanesbrands, Inc.*	35,600	778,216
		1,654,828

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Trading Companies & Distributors - 3.2%
WESCO International, Inc.*	24,100	$1,277,541

wireless Telecommunication Services - 1.6%
NII Holdings, Inc.*	29,200	621,960

Total Equity Securities (Cost $35,054,708)		40,157,647

	PRINCIPAL
TIME DEPOSIT - 0.5%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	$217,080	217,080

Total Time Deposit (Cost $217,080)		217,080

TOTAL INVESTMENTS (Cost $35,271,788) - 100.2%		40,374,727
Other assets and liabilities, net - (0.2%)		(82,106)
net assets - 100%		$40,292,621

Net assets consist of:
Paid-in capital applicable to 1,272,510 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$32,871,615
Accumulated net realized gain (loss) on investments		2,318,067
Net unrealized appreciation (depreciation) on investments		5,102,939

Net assets		$40,292,621

Net asset value Per share		$31.66

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income	$278,310
Interest income	722
Total investment income	279,032

Expenses:
Investment advisory fee	281,416
Transfer agency fees and expenses	36,112
Accounting fees	7,054
Directors’ fees and expenses	6,908
Administrative fees	108,237
Custodian fees	19,332
Reports to shareholders	14,558
Professional fees	22,623
Miscellaneous	6,834
Total expenses	503,074
Fees paid indirectly	(209)
Net expenses	502,865

Net Investment Income (loss)	(223,833)

Realized and unrealized gain (loss) on investments
Net realized gain (loss)	5,489,450
Change in unrealized appreciation (depreciation)	(4,310,372)

Net realized and unrealized gain
(loss) on Investments	1,179,078

Increase (decrease) In net assets
resulting from operations	$955,245

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income (loss)	($223,833)	($181,214)
Net realized gain (loss)	5,489,450	5,583,143
Change in unrealized appreciation (depreciation)	(4,310,372)	4,762,109

Increase (decrease) In net assets
resultIng from oPeratIons	955,245	10,164,038

Distributions to shareholders from:
Net realized gain	(2,488,526)	-
Total distributions	(2,488,526)	-

Capital share transactions:
Shares sold	8,872,704	9,217,807
Reinvestment of distributions	2,488,526	-
Shares redeemed	(13,748,043)	(8,360,843)
Total capital share transactions	(2,386,813)	856,964

Total Increase (decrease) In net assets	(3,920,094)	11,021,002

Net assets
Beginning of year	44,212,715	33,191,713
End of year	$40,292,621	$44,212,715

Capital share activity
Shares sold	250,241	323,184
Reinvestment of distributions	78,084	-
Shares redeemed	(396,879)	(306,244)
Total capital share activity	(68,554)	16,940

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of seven separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized

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as Level 3 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$40,157,647	—	—	$40,157,647
Other debt obligations	—	$217,080	—	217,080
TOTAL	$40,157,647	$217,080	—	$40,374,727

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $22,288 was payable at year end. In addition, $4,988 was payable at year end for operating expenses paid by the Advisor during December 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .25% based on the Portfolio’s annual average daily net assets. Under the terms of the agreement, $8,572 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,993 for the year ended December 31, 2011. Under the terms of the agreement, $68 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $20,080,534 and $24,908,020, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$529,943	-
Long term capital gains	1,958,583	-
Total	$2,488,526	-

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$7,034,941
Unrealized (depreciation)	(2,117,012)
Net unrealized appreciation/(depreciation)	$4,917,929

Undistributed ordinary income	$541,945
Undistributed long term capital gain	$1,961,132
Federal income tax cost of investments	$35,456,798

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary pemanent differences causing such reclassifications for the Portfolio are due to net operating losses.

Undistributed net investment income	$223,833
Paid-in capital	(223,833)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011.

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For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$41,009	1.48%	$1,210,070	March 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 25.9% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $1,958,583 of the long term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011	2010	2009
Net asset value, beginning	$32.97	$25.07	$18.99
Income from investment operations:
Net investment income (loss)	(.18)	(.14)	(.05)
Net realized and unrealized gain (loss)	.95	8.04	6.13
Total from investment operations	.77	7.90	6.08
Distributions from:
Net investment income	-	-	-
Net realized gain	(2.08)	-	-
Total distributions	(2.08)	-	-
Total increase (decrease) in net asset value	(1.31)	7.90	6.08
Net asset value, ending	$31.66	$32.97	$25.07

Total return*	2.30%	31.51%	32.02%
Ratios to average net assets: A
Net investment income (loss)	(.52%)	(.50%)	(.22%)
Total expenses	1.16%	1.17%	1.10%
Expenses before offsets	1.16%	1.17%	1.10%
Net expenses	1.16%	1.17%	1.10%
Portfolio turnover	47%	100%	61%
Net assets, ending (in thousands)	$40,293	$44,213	$33,192

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$30.53	$28.30
Income from investment operations:
Net investment income (loss)		(.10)	(.14)
Net realized and unrealized gain (loss)		(11.25)	3.00
Total from investment operations		(11.35)	2.86
Distributions from:
Net realized gain		(.19)	(.63)
Total distributions		(.19)	(.63)
Total increase (decrease) in net asset value		(11.54)	2.23
Net asset value, ending		$18.99	$30.53

Total return*		(37.17%)	10.09%
Ratios to average net assets: A
Net investment income (loss)		(.33%)	(.50%)
Total expenses		1.18%	1.18%
Expenses before offsets		1.18%	1.18%
Net expenses		1.16%	1.16%
Portfolio turnover		51%	59%
Net assets, ending (in thousands)		$28,277	$54,055

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service

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providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The Portfolio outperformed the Lipper index for the one-, three- and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-, and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subad-visor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Sub-advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Sub-advisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/11
	$	%*	$	% *

(a) Audit Fees	$131,780	0%	$131,114	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,980	0%	$19,740	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$155,760	0%	$150,854	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10	%*	Fiscal Year ended 12/31/011	%*

$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

            Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report. This determination was based on the change to the registrant’s internal control over financial reporting described in Item 11(b) below made in response to a material weakness comment from registrant’s independent public accounting firm in December 2011.

(b)        There was a change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.  This change provides for (1) the remodeling and testing of the models used for all fixed income securities that are being priced under fair value procedures by the Advisor; (2) conducting of back-testing that reasonably supports the assumptions used in fair valuing the securities; (3) modifying the internal compliance monitoring system to report the asset weighting of each fixed income security, providing the percentage of any security owned in an individual Fund and across the Fund complex; (4) implementing a manual control to monitor for and report to the internal pricing committee on any security where the primary and/or secondary pricing vendor has been overridden for more than a certain number of days, as specified in the Fund’s procedures; and (5) enhanced escalation procedures to address any fair valuation concerns.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2012

            /s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2012